Exhibit 10.1

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of June 14, 2007

                                 $1,811,091,702

                            Fixed Rate Mortgage Loans

                               Series 2007-CIBC19









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               This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 14, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, National Association, as seller ("JPMorgan" or the "Seller").

               Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of June 14, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (the "Depositor"), Capmark Finance Inc., as a master servicer ("Capmark"), Wells Fargo Bank, N.A. ("Wells Fargo" and, together with Capmark, the "Master Servicers"), LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

               The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

               SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof, between Capmark and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement, dated June 5, 2007 (the "Underwriting Agreement"), between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC") and Bear, Stearns & Co. Inc. (together with JPMSI and CIBCWMC, the "Underwriters"), and the Depositor will sell the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated June 5, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

               The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,814,794,484 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

               SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

               The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

               The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

               SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to Capmark, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

               (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after Capmark, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case Capmark shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

               SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

               SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

               (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

               (b) it shall take any action reasonably required by the Purchaser, the Trustee or Capmark, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to Capmark, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to Capmark on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to Capmark, the Seller will cooperate with the reasonable requests of Capmark or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

               (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 5, 2007 between the Purchaser and the Seller (the "Indemnification Agreement").

               SECTION 6. Representations and Warranties.

               (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                     (i) it is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

                     (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                     (iii) it has the power to execute, deliver and perform this Agreement;

                     (iv) it is legally authorized to transact business in the United States of America. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                     (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                     (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                     (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                     (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                     (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                     (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                     (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                     (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

               (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                     (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                     (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                     (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                     (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                     (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                     (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                     (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                     (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                     (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                     (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

               (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Capmark, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

               (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

               (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay Capmark for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

               If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by Capmark, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

               Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

               If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

               To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

               If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

               The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

               A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and
Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

               A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

               In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

               (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

               (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

               SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

               (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

               (b) The Purchaser shall have received the following additional closing documents:

                     (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                     (ii) a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

                     (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                     (A) the Seller is a national banking association duly
              organized, validly existing and in good standing under the laws of the United States;

                     (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                     (C) all necessary action has been taken by the Seller to
              authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                     (D) the Seller's execution and delivery of, and the
              Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's charter or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                     (E) there is no litigation, arbitration or mediation
              pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                     (F) no consent, approval, authorization, order, license,
              registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                     (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

               (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

               (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

               (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

               SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

               SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

               SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

               SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

               SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

               SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, Vice President, telecopy number (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

               SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

               SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

               SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

               SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

               SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

               IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                            J.P. MORGAN CHASE COMMERCIAL
                                                MORTGAGE SECURITIES CORP.

                                            By: /s/ Kunal K. Singh
                                               ---------------------------------
                                               Name:  Kunal K. Singh
                                               Title: Vice President



                                            JPMORGAN CHASE BANK, NATIONAL
                                              ASSOCIATION

                                            By: /s/ Kunal K. Singh
                                               ---------------------------------
                                               Name:  Kunal K. Singh
                                               Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE




         JPMCC 2007-CIBC19
         Mortgage Loan Schedule (Combined)


Loan #   Mortgagor Name                                                           Property Address
------   ----------------------------------------------------------------------   -------------------------------------------------
     1   BP 599 Lexington Avenue LLC                                              599 Lexington Avenue
     2   Ramco Jacksonville LLC                                                   I-95 and Duval Road
     3   Sabre Headquarters, LLC                                                  3120 & 3150 Sabre Drive
     5   Cabot II-AZ1M01, LLC, Cabot II-GA1W10-W12, LLC, Cabot II-IN1W01,         Various
         LLC, Cabot II-IN1W02 & W03, LLC, Cabot II-KY1W02-W03, LLC, Cabot
         II-OH1M05, LLC, Cabot II-TN1W08, LLC, Cabot II-TN1W09, LLC, Cabot
         II-TN2M01, LLC, Cabot II-TX1B02, LP, Cabot II-TX1B03, LP
  5.01                                                                            245 Great Circle Road
  5.02                                                                            301 South Northpoint Drive
  5.03                                                                            488 South Royal Lane
  5.04                                                                            2900 Earhart Court
  5.05                                                                            720-760 Dearborn Park Lane
  5.06                                                                            3000 Earhart Court
  5.07                                                                            3401 West Papago
  5.08                                                                            5240 Panola Industrial Boulevard
  5.09                                                                            5430 GA Highway 85
   5.1                                                                            3845 Crowfarn Drive
  5.11                                                                            4287 Delp Street
  5.12                                                                            8813 Boehning Lane
  5.13                                                                            8829-8841 Boehning Lane
  5.14                                                                            5191 Snapfinger Woods Drive
  5.15                                                                            8740 Boehning Lane
     7   St. Julien Partners LLC                                                  900 Walnut Street
     9   Plymouth Meeting Crescent Hotel LP                                       640 West Germantown Pike
    10   Hunting Fox Associates III, L.P.                                         2450 West Hunting Park Avenue
    15   Cole MT Fairview Heights IL, LLC                                         5905 - 6115 North Illinios Street
    16   Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco     Various
         2006-2 L.P.
 16.01                                                                            755 East 1700 South Street
 16.02                                                                            2641 Stephenson Drive
 16.03                                                                            720 West Juniper Street
 16.04                                                                            545 Radio Station Road
 16.05                                                                            10300 Southeast Third Street
 16.06                                                                            121 Roseway Drive
 16.07                                                                            1651 South Airport Road
 16.08                                                                            203 Industrial Boulevard
 16.09                                                                            264 Farrell Road
  16.1                                                                            1740 Westgate Parkway
 16.11                                                                            1524 Necedah Road
 16.12                                                                            660 Fifth Street
 16.13                                                                            231 Second Road North
 16.14                                                                            1440 Silverton Avenue
 16.15                                                                            2707 North Mead Street
 16.16                                                                            1634 Midland Boulevard
 16.17                                                                            1541 US Highway 41
 16.18                                                                            100 Widett Circle
 16.19                                                                            6875 State Street
  16.2                                                                            1115 West Rose Street
    17   Orchard Place L.L.C. & Orchard Place Retail, L.L.C                       4801-4869 Golf Road
    18   Pike Run II, LLC                                                         40 Pike Run Road
    20   WAOP Properties, LLC                                                     712 Boardman Poland Road and 377 Boardman
                                                                                  Poland Road
    21   Crossroads Mall Limited Partnership                                      200 Crossroads Mall
    22   Royal Oaks Plaza, Inc.                                                   15400-15544 Northwest 77th Court
    24   Country Lake Apartments, LLC; Walnut Creek Investment, LLC; Hamilton     Various
         Square Investment, LLC
 24.01                                                                            4600 Colter Drive
 24.02                                                                            9701 East 30th Street
 24.03                                                                            808 Clubhouse Drive West
    30   Park Contempo Ltd.                                                       4080 West First Street
    37   Del Prado Mobilehome Park, L.P.                                          1616 South Euclid Street
    38   Grove Hotel Group, Ltd.                                                  2800 Southwest 28th Terrace
    39   Titan R&D Louisville BR, LLC                                             163 Rochester Drive
    40   TCP Las Palmas Partners, Ltd.                                            803 Castroville Road
    42   RiverPark Six, LLC.                                                      10897 South River Front Parkway
    44   Springhill Apartments, LLC, Sandstone Apartments, LLC                    Various
 44.01                                                                            6495 Piping Rock Lane
 44.02                                                                            1039 Paz Drive North
    45   River Park Four, LLC                                                     10813 South River Front Parkway
    47   Airline Two, L.L.C.                                                      Various
 47.01                                                                            2282 East Bert Kouns Industrial Loop
 47.02                                                                            3990 Airline Drive
 47.03                                                                            411 East Bert Kouns Industrial Loop
    49   5th & G Plaza, Inc.                                                      400-430 G Street
    51   KWN River City Investments L.P.                                          950 West Shawnee Street
    52   Lenox Plaza, L.L.C.                                                      1750 Route 46
    59   Direct Invest-Delmar, LLC                                                Various
 59.01                                                                            1800 Ogletown Road
 59.02                                                                            6600 Cabot Drive
    60   Shady Oaks LLC                                                           5097 East Shady Oaks Road
    61   Chowder Apartments LP                                                    4700 South Rio Grande Avenue
    62   Beverly Hills Ice House Investments, L.P.                                9348 Civic Center Drive
    63   EWP-Kendall/Champaign, LLC                                               936 Waterview Way
    64   Malden Park Place Realty, LLC                                            66, 92, 108 Devir Street
    67   Haymarket Square Associates Limited Partnership                          1688-1742 Boston Road
    68   Braker Lane Crossing, L.P.                                               4501 West Braker Lane
    70   Osprey East Holdings MI, L.L.C., Osprey East Holdings MI-II, LLC         Various
 70.01                                                                            25250 Easy Street
 70.02                                                                            44830-44990 Vic Wertz Drive
 70.03                                                                            14116 - 14140 East 10 Mile Road
 70.04                                                                            5936 Ford Court
 70.05                                                                            44562 Morely Drive
 70.06                                                                            44675 Morley Drive
 70.07                                                                            44621 Morely Drive
 70.08                                                                            34575 Commerce
 70.09                                                                            18780 Kelly Court
  70.1                                                                            18810 Kelly Court
 70.11                                                                            44372 Reynolds Drive
 70.12                                                                            44360 Reynolds Drive
 70.13                                                                            33500 Kelly Road
    72   Foothills Vista LLC                                                      15210 & 15220 South 50th Street
    74   Town & Country MHC LLC                                                   815 East Oakton Street
    76   KAO Ivy Pointe, LLC                                                      4320 Ferguson Drive
    81   Pruit Holdings, LLC                                                      1620 14th Street
    82   Dengar Belt Limited Liability Limited Partnership                        4600 Powder Mill Road
    86   Farmington Estates LLC                                                   3308 Kehm Boulevard and Susan Circle Drive
    88   New Spring Office, LLC & NI Springville HQ, L.P.                         2089 West Neways Drive
    89   PVP Properties LP                                                        125 West Pleasant Valley Road
    90   York Creek #6, L.L.C.                                                    650 York Creek Drive Northwest
    93   Greenbriar Associates, L.L.C.                                            110 Falls Terrace
    94   AJD Investments Inc.                                                     Various
 94.01                                                                            840 East King Street
 94.02                                                                            818 East King Street
    95   Smithfield Plaza, LLC                                                    2175 Southeast Ocean Boulevard
    96   SG Temecula Properties, LLC                                              27660 Jefferson Avenue
    99   LSAC Orlando L.P.                                                        9200 SouthPark Center Loop
   101   Coral Hills Shopping Center Borrower Subsidiary LLC                      4775, 4805, 4807, 4813 & 4821 Marlboro Pike
   109   VG Conduit, LLC                                                          South Cherry Grove Avenue
   111   Marcus Whitman Hotel and Conference Center, L.L.C.                       6 West Rose Street
   114   Pleasant Valley MHC LLC                                                  2999 McCool Road
   116   2 Industrial Way Associates LLC                                          2 Industrial Way West
   117   Cole At Beaumont TX, LLC                                                 555 Main Street
   119   Mid America #V, LLC                                                      7919 Mid America Boulevard
   120   South Bay Hotels, LLC                                                    3800 & 3900 State Highway
   123   Merchant, LLC                                                            1370 Veteran's Parkway
   124   Midway Estates LLC                                                       3308 Kehm Boulevard
   125   Edgebrook LLC                                                            1801 DeKalb Avenue
   126   Kingsway Estates LLC                                                     38455 North Sheridan Road
   128   Brookmeadow Apartments #1, LLC                                           143 Brookmeadow North Lane Southwest
   129   Omaha Hotel Investors, LLC                                               7010 Hascall Street
   130   Haggerty Corridor Office Centre V, LLC                                   28125 Cabot Drive
   135   Maple Grove Estates LLC                                                  3800 Belvidere Road
   136   New Town Properties, LLC                                                 3236 Canal Street
   137   Shivam Hospitality Group, LLC                                            13801 U.S. Highway 1
   140   Puccio IV, LLC                                                           430 and 487 Market Street
   144   Shri Vinayak, L.L.C.                                                     5 North Pottstown Pike
   145   Shoreline Terrace LLC                                                    38569 - 38619 North Sheridan Road
   146   Brookwood Associates Limited Partnership                                 825 1st Avenue East
   149   Woodfield East #2, L.L.C.                                                6111 Woodfield Drive Southeast
   154   Pleasant Ridge LLC                                                       27W370 Geneva Road
   158   All Storage Trinity Precinct Associates, L.P.                            8850 Trinity Boulevard
   160   Peterson Sterling Garden Investors, LP                                   6609 & 6670 West Sam Houston Parkway South
   161   All Storage Kelly/Old Mill, L.P.                                         2640 Kelly Boulevard
   162   University Park at University Village, LLC                               1823 South River Road
   163   Valley Oaks LLC                                                          6208 Lawn Avenue
   164   South Carolina Hotel LLC                                                 4551 Highway 501
   168   Wilson Real Estate, L.L.C. & Wilson Real Estate II, LLC                  2150 and 2250 Butterfield Drive
   169   Lake Country Sub, L.L.C.                                                 5300 FM 1960 Road East
   170   RAIA Self Storage Montville, LLC                                         5 Change Bridge Road
   171   Wakefield Hotels, LLC                                                    11400 Common Oaks Drive
   172   Planet Blue, LP                                                          195 Industrial Boulevard
   174   Riddhi Siddhi Associates, L.L.C.                                         1000 Laurel Oak Road
   176   Wen-er Farms, LLC                                                        21045 Califa Street
   177   Bennett Center, LLC                                                      100-198 Camino Ruiz
   179   Hollywood Estates LLC                                                    144 Hollywood Boulevard
   180   Colonial Estates MHC LLC                                                 14139 Western Avenue
   183   Carriage Court Apartments, LLC                                           11580 Olde Gate Drive
   184   Leesport Acquisition, L.P.                                               5471 Pottsville Pike
   187   North Creek Company LLP                                                  7408 North Creek Drive
   188   South Loop Shopping Center, Ltd.                                         2600 & 2825 Thorton Lane
   190   ASSP, LLC                                                                3605 Fern Valley Road
   194   Sunny Acres Estates LLC                                                  200 Franklin Drive
   195   Timber Ridge Partnership, Ltd.                                           5920 Vermillion Street
   197   KG Hotel Partners, LLC                                                   350 Three Springs Drive
   198   V-Pickett, LLC                                                           801 South Pickett Street
   201   N & R Hotels, Inc.                                                       450 Jesse Jewell Parkway
   202   Brighton Associates, LLC, Bell Street Investment, LLC                    1550 Bell Street
   205   Beyerwood 95 Realty Associates, L.P.                                     1900 Nester Place
   206   Countryside/Fargo, Inc. and WRBCO, Inc.                                  Various
206.01                                                                            2400 5th Avenue South
206.02                                                                            1147 Rural Street
   209   Feathersound Development, L.C.                                           120 Carillon Parkway
   210   Narconia Realty, Inc., Lee Street Realty, Inc.                           109 Highland Avenue and 25-33 Lee Street
   211   HSE II Associates LLC                                                    9 Park Center Court
   212   Westdale Shopping Center, L.L.C.                                         3300 West Van Buren Avenue
   215   Kobymay Properties, LLC                                                  3046 Route 38 East
   216   GAC 1999, LLC                                                            140 Oakmont Drive
   217   Eastgate Commerce Center, LLC                                            4440 Glen Este Withamsville Road
   220   SWC Lebanon Properties, Ltd.                                             4783 Preston Road
   223   MTSH Realty Massena New York, LLC                                        251 Andrews Street
   224   II Planet Blue II, LP                                                    223 Old Jackson Road & 3895 Beaseley Road
   225   Redwood MHC LLC                                                          15242 East 1830 North Road
   226   3145 Rochambeau LLC                                                      3145 Rochambeau Avenue
   227   D.F. Nickerson, L.L.C.                                                   2010-2200 Freedom Road
   231   RH Associates, Inc.                                                      1001 Gibraltor Avenue North
   232   G.C. Inn, LLC                                                            1200 Cull Lane
   233   Garpointe Plaza, LLC                                                     39079 - 39131 Garfield Road
   234   Caribbean Development Company, L.L.C.                                    1302, 1306, 1310, 1314,1402, 1406, 1410, 1414
                                                                                  North Main Street
   235   Watkins Mesa, LLC                                                        6631 East Southern Avenue
   236   Hutch, Inc.                                                              448 California Street
   237   Sacramento Kettlemen, LLC, Kettleman Brad, LLC, Kettleman Frank,         2435-2445 West Kettleman Lane
         LLC, Kettleman Lahl, LLC
   239   Icon Industrial Park, LLC                                                44049-44175 Groesbeck Highway
   241   Oakbrook Station, LLC                                                    1720 Wildcat Boulevard South


Loan #   City                            State          Zip Code       County            Property Name
------   -----------------------------   ------------   ------------   ---------------   -----------------------------------
     1   New York                        NY                    10022   New York          599 Lexington Avenue
     2   Jacksonville                    FL                    32218   Duval             River City Marketplace
     3   Southlake                       TX                    76092   Tarrant           Sabre Headquarters
     5   Various                         Various        Various        Various           Cabot Industrial Portfolio V
  5.01   Nashville                       TN                    37228   Davidson          245 Great Circle Road
  5.02   Coppell                         TX                    75019   Dallas            301 South Northpoint Drive
  5.03   Coppell                         TX                    75019   Dallas            488 South Royal Lane
  5.04   Hebron                          KY                    41048   Boone             2900 Earhart Court
  5.05   Columbus                        OH                    43085   Franklin          720-760 Dearborn Park Lane
  5.06   Hebron                          KY                    41048   Boone             3000 Earhart Court
  5.07   Phoenix                         AZ                    85009   Maricopa          3401 West Papago
  5.08   Decatur                         GA                    30035   Dekalb            5240 Panola Industrial Boulevard
  5.09   Forest Park                     GA                    30297   Clayton           5430 GA Highway 85
   5.1   Memphis                         TN                    38118   Shelby            3845 Crowfarn Drive
  5.11   Memphis                         TN                    38818   Shelby            4287 Delp Street
  5.12   Indianapolis                    IN                    46219   Marion            8813 Boehning Lane
  5.13   Indianapolis                    IN                    46219   Marion            8829-8841 Boehning Lane
  5.14   Decatur                         GA                    30035   Dekalb            5191 Snapfinger Woods Drive
  5.15   Indianapolis                    IN                    46219   Marion            8740 Boehning Lane
     7   Boulder                         CO                    80302   Boulder           St. Julien Hotel & Spa
     9   Plymouth Meeting                PA                    19462   Montgomery        Doubletree Guest Suites
    10   Philadelphia                    PA                    19129   Philadelphia      Temple U Health System Headquarters
    15   Fairview Heights                IL                    62208   Saint Clair       Lincoln Place Shopping Center
    16   Various                         Various        Various        Various           AmeriCold Portfolio
 16.01   Clearfield                      UT                    84015   Davis             Clearfield
 16.02   Murfreesboro                    TN                    37133   Rutherford        Murfreesboro
 16.03   Connell                         WA                    99326   Franklin          Connell
 16.04   Strasburg                       VA                    22657   Shenandoah        Strasburg
 16.05   Amarillo                        TX                    79118   Potter            Amarillo
 16.06   Thomasville                     GA                    31792   Thomas            Thomasville
 16.07   West Memphis                    AR                    72301   Crittenden        West Memphis
 16.08   Russellville                    AR                    72802   Pope              Russellville
 16.09   Syracuse                        NY                    13209   Onondaga          Syracuse
  16.1   Atlanta                         GA                    30336   Fulton            Atlanta
 16.11   Babcock                         WI                    54413   Wood              Babcock
 16.12   Turlock                         CA                    95380   Stanislaus        Turlock
 16.13   Nampa                           ID                    83687   Canyon            Nampa
 16.14   Woodburn                        OR                    97071   Marion            Woodburn
 16.15   Wichita                         KS                    67219   Sedgwick          Wichita
 16.16   Fort Smith                      AR                    72901   Sebastian         Fort Smith
 16.17   Sebree                          KY                    42455   Webster           Sebree
 16.18   Boston                          MA                    02118   Suffolk           Boston
 16.19   Bettendorf                      IA                    52722   Scott             Bettendorf
  16.2   Walla Walla                     WA                    99362   Walla Walla       Walla Walla
    17   Skokie                          IL                    60077   Cook              Orchard Place Shopping Center
    18   Belle Mead                      NJ                    08502   Somerset          Pike Run Village
    20   Boardman                        OH                    44512   Mahoning          The Shops at Boardman Park
    21   Bartonsville                    PA                    18321   Monroe            Crossroads Center
    22   Miami Lakes                     FL                    33016   Miami-Dade        Royal Oaks Plaza
    24   Various                         IN             Various        Various           Zidan-Springhill and Walnut Creek
 24.01   Kokomo                          IN                    46902   Howard            Walnut Creek
 24.02   Indianapolis                    IN                    46229   Marion            Country Lakes
 24.03   Westfield                       IN                    46074   Hamilton          Hamilton Square
    30   Santa Ana                       CA                    92703   Orange            Park Terrace
    37   Anaheim                         CA                    92802   Orange            Del Prado Anaheim
    38   Miami                           FL                    33133   Miami-Dade        Hampton Inn Coconut Grove
    39   Louisville                      KY                    40214   Jefferson         Airport Industrial Center
    40   San Antonio                     TX                    78237   Bexar             Las Palmas Shopping Center
    42   South Jordan                    UT                    84095   Salt Lake         River Park 6
    44   Various                         IN             Various        Various           Zidan/Van Rooy Apartment Portfolio
 44.01   Indianapolis                    IN                    46254   Marion            Springhill
 44.02   Greenwood                       IN                    46142   Johnson           Sandstone
    45   South Jordan                    UT                    84095   Salt Lake         River Park
    47   Various                         LA             Various        Various           Shreveport Storage Portfolio
 47.01   Shreveport                      LA                    71105   Caddo             EBK
 47.02   Bossier City                    LA                    71111   Bossier           Airline
 47.03   Shreveport                      LA                    71106   Caddo             I-49
    49   Davis                           CA                    95616   Yolo              5th & G Plaza
    51   Muskogee                        OK                    74401   Muskogee          River City Plaza Shopping Center
    52   West Paterson                   NJ                    07424   Passaic           Lenox Plaza Shopping Center
    59   Various                         Various        Various        Various           Invesco Portfolio
 59.01   Newark                          DE                    19711   New Castle        1800 Ogletown Road
 59.02   Curtis Bay                      MD                    21226   Anne Arundel      6600 Cabot Drive
    60   Minooka                         IL                    60447   Grundy            Shady Oaks
    61   Orlando                         FL                    32839   Orange            Chowder Bay Apartments
    62   Beverly Hills                   CA                    90210   Los Angeles       Beverly Hills Ice House
    63   Champaign                       IL                    61822   Champaign         Water's Edge Apartments
    64   Malden                          MA                    02148   Middlesex         Park Place Apartments
    67   Springfield                     MA                    01129   Hampden           Haymarket Square
    68   Austin                          TX                    78759   Travis            Braker Lane Crossing
    70   Various                         MI             Various        Various           Osprey Portfolio - Michigan
 70.01   Warren                          MI                    48089   Macomb            25250 Easy Street
 70.02   Clinton Township                MI                    48036   Macomb            44830-44990 Vic Wertz
 70.03   Warren                          MI                    48089   Macomb            Ten Mile Buildings
 70.04   Brighton                        MI                    48116   Livingston        5936 Ford Court
 70.05   Clinton Township                MI                    48036   Macomb            44562 Morely Drive
 70.06   Clinton Township                MI                    48036   Macomb            44675 Morley Drive
 70.07   Clinton Township                MI                    48036   Macomb            44621 Morely Drive
 70.08   Fraser                          MI                    48026   Macomb            34575 Commerce
 70.09   Clinton Township                MI                    48035   Macomb            18780 Kelly Court
  70.1   Clinton Township                MI                    48035   Macomb            18810 Kelly Court
 70.11   Clinton Township                MI                    48036   Macomb            44372 Reynolds Drive
 70.12   Clinton Township                MI                    48036   Macomb            44360 Reynolds Drive
 70.13   Clinton Township                MI                    48035   Macomb            33500 Kelly Road
    72   Phoenix                         AZ                    85044   Maricopa          Foothills Vista Tech Center
    74   Des Plaines                     IL                    60018   Cook              Town & Country
    76   Cincinnati                      OH                    45245   Clermont          Total Quality Logistics
    81   Santa Monica                    CA                    90404   Los Angeles       DL Storage
    82   Beltsville                      MD                    20705   Prince Georges    4600 Powder Mill Road
    86   Park City                       IL                    60085   Lake              Farmington Estates
    88   Springville                     UT                    84663   Utah              Neways Office Building
    89   Oxnard                          CA                    93033   Ventura           Pleasant Valley Plaza
    90   Comstock Park                   MI                    49321   Kent              York
    93   Watertown                       CT                    06779   Litchfield        Greenbriar Hills Apartments
    94   Boone                           NC                    28607   Watuaga           Country Inn & Best Western
 94.01   Boone                           NC                    28607   Watuaga           Best Western - Blue Ridge
 94.02   Boone                           NC                    28607   Watuaga           Country Inn & Suites
    95   Stuart                          FL                    34996   Martin            Smithfield Plaza
    96   Temecula                        CA                    92590   Riverside         Holiday Inn Express - Temecula
    99   Orlando                         FL                    32819   Orange            Corinthian Colleges
   101   Capitol Heights                 MD                    20743   Prince George's   Coral Hills Shopping Center
   109   Annapolis                       MD                    21401   Anne Arundel      Village Greens of Annapolis
   111   Walla Walla                     WA                    99362   Walla Walla       Marcus Whitman Hotel
   114   Portage                         IN                    46368   Porter            Pleasant Valley
   116   Eatontown                       NJ                    07724   Monmouth          Meridian Center I
   117   Beaumont                        TX                    77701   Jefferson         AT&T Beaumont Call Centre
   119   Oklahoma City                   OK                    73135   Oklahoma          Mid America V
   120   Eastham                         MA                    02642   Barnstable        Sheraton Four Points & Ocean Park
   123   Clarksville                     IN                    47129   Clark             Veteran's Parkway
   124   Park City                       IL                    60085   Lake              Midway Estates
   125   Sycamore                        IL                    60178   Dekalb            Edgebrook
   126   Beach Park                      IL                    60087   Lake              Kingsway Estates
   128   Grandville                      MI                    49418   Ottawa            Brookmeadow
   129   Omaha                           NE                    68106   Douglas           Homewood Suites - Omaha
   130   Novi                            MI                    48377   Oakland           Haggerty Corridor Office
   135   Park City                       IL                    60085   Lake              Maple Grove Estates
   136   Saint Charles                   MO                    63301   Saint Charles     New Town Properties
   137   Juno Beach                      FL                    33408   Palm Beach        Hampton Inn Juno Beach
   140   Elmwood Park and Saddlebrook    NJ             07407, 07663   Bergen            430/487 Market Street
   144   Exton                           PA                    19341   Chester           Fairfield Inn LN
   145   Beach Park                      IL                    60099   Lake              Shoreline Terrace
   146   West Fargo                      ND                    58078   Cass              Brookwood MHC
   149   Grand Rapids                    MI                    49548   Kent              Woodfield
   154   West Chicago                    IL                    60185   Dupage            Pleasant Ridge
   158   Fort Worth                      TX                    76118   Tarrant           All Storage Trinity Precinct
   160   Houston                         TX                    77072   Harris            Sterling Plaza
   161   Carrollton                      TX                    75007   Dallas            All Storage Kelly Old Mill
   162   Westville                       IN                    46391   La Porte          University Park Apartments Purdue
   163   La Grange                       IL                    60525   Cook              Valley Oaks
   164   Myrtle Beach                    SC                    29579   Horry             Hampton Inn - Myrtle Beach
   168   Troy                            MI                    48084   Oakland           2150/2250 Butterfield
   169   Humble                          TX                    77346   Harris            Lake Country Plaza
   170   Montville                       NJ                    07045   Morris            Raia Self Storage - Montville LLC
   171   Raleigh                         NC                    27614   Wake              Holiday Inn Express - Wakefield
   172   Madison                         MS                    39110   Madison           Promax Logistics
   174   Voorhees                        NJ                    08043   Camden            Wingate Inn
   176   Woodland Hills                  CA                    91367   Los Angeles       C.M. Meiers Co.
   177   Camarillo                       CA                    93012   Ventura           Bennett Center
   179   Anderson                        IN                    46016   Madison           Hollywood Estates
   180   Blue Island                     IL                    60406   Cook              Colonial Estates
   183   Springdale                      OH                    45246   Hamilton          Carriage Court Apartments
   184   Leesport                        PA                    19533   Berks             Redners Market - Reading, PA
   187   Lakeville                       MN                    55024   Dakota            North Creek MHC
   188   Temple                          TX                    76502   Bell              South Loop Shopping Center
   190   Louisville                      KY                    40219   Jefferson         All Star Signature Properties
   194   Monteno                         IL                    60950   Kankakee          Sunny Acres Estates
   195   Fort Worth                      TX                    76119   Tarrant           Timber Ridge Apartments
   197   Weirton                         WV                    26062   Brooke            Holiday Inn - Weirton
   198   Alexandria                      VA                    22304   Alexandria City   The Examiner Building
   201   Gainesville                     GA                    30501   Hall              Hampton Inn - Gainesville
   202   Amarillo                        TX                    79106   Potter            Brighton Court Apartments
   205   Philadelphia                    PA                    19115   Philadelphia      Beyerwood Apartments
   206   Various                         Various        Various        Various           Countryside Portfolio
206.01   Fargo                           ND                    58103   Cass              Countryside
206.02   Aurora                          IL                    60505   Kane              WRBCO Inc
   209   Saint Petersburg                FL                    33716   Pinellas          Feathersound Publix
   210   Somerville, Cambridge           MA             02143, 02139   Middlesex         109 Highland Avenue
   211   Owings Mills                    MD                    21117   Baltimore         9 Park Center Court
   212   Phoenix                         AZ                    85009   Maricopa          Westdale Shopping Center
   215   Mount Laurel                    NJ                    08054   Burlington        Walgreens - Mt. Laurel, NJ
   216   Greenville                      NC                    27858   Pitt              Gold's Gym - Greenville
   217   Cincinnati                      OH                    45245   Clermont          Eastgate Commerce Center
   220   Frisco                          TX                    75034   Collin            4783 Preston Road
   223   Massena                         NY                    13662   St. Lawrence      Regency Apartments
   224   Madison                         MS                    39110   Madison           Autrans USA
   225   Pontiac                         IL                    61764   Livingston        Redwood
   226   Bronx                           NY                    10467   Bronx             3145 Rochambeau Avenue
   227   Trinidad                        CO                    81082   Las Animas        Trinidad Plaza
   231   Fargo                           ND                    58102   Cass              Riviera Heights MHC
   232   Dry Ridge                       KY                    41035   Grant             Hampton Inn Dry Ridge
   233   Clinton Township                MI                    48038   Macomb            Garpointe Plaza
   234   Webb City                       MO                    64870   Jasper            Village at Wingfield Apartments
   235   Mesa                            AZ                    85206   Maricopa          Office Max - Mesa, AZ
   236   Hutchinson                      MN                    55350   McLeod            Country Club Terrace MHC
   237   Lodi                            CA                    95242   San Joaquin       2435-2445 West Kettleman Lane
   239   Clinton Township                MI                    48036   Macomb            ICON
   241   Burlington                      KY                    41005   Boone             Oakbrook Station



                                                     Net Mortgage                                                          Maturity/
Loan #   Size      Measure       Interest Rate (%)   Interest Rate   Original Balance   Cutoff Balance   Term   Rem. Term  ARD Date
------   -------   -----------   -----------------   -------------   ----------------   --------------   ----   ---------  ---------
     1   1030309   Square Feet             5.49300         5.47237        225,000,000      225,000,000    120         117  03/01/17
     2    559796   Square Feet             5.43550         5.41487        110,000,000      110,000,000    120         118  04/01/17
     3    473940   Square Feet             5.79850         5.77787         85,000,000       85,000,000    120         118  04/01/17
     5   1918201   Square Feet             5.71400         5.69337         60,000,000       60,000,000    120         118  04/01/17
  5.01    578918   Square Feet             5.71400                         16,234,000       16,234,000    120         118  04/01/17
  5.02    308000   Square Feet             5.71400                          9,224,000        9,224,000    120         118  04/01/17
  5.03    208800   Square Feet             5.71400                          6,530,000        6,530,000    120         118  04/01/17
  5.04     81003   Square Feet             5.71400                          3,616,000        3,616,000    120         118  04/01/17
  5.05    107450   Square Feet             5.71400                          3,449,000        3,449,000    120         118  04/01/17
  5.06     69888   Square Feet             5.71400                          3,210,000        3,210,000    120         118  04/01/17
  5.07     88488   Square Feet             5.71400                          3,018,000        3,018,000    120         118  04/01/17
  5.08     63488   Square Feet             5.71400                          2,656,000        2,656,000    120         118  04/01/17
  5.09     23460   Square Feet             5.71400                          2,214,000        2,214,000    120         118  04/01/17
   5.1    105785   Square Feet             5.71400                          1,992,000        1,992,000    120         118  04/01/17
  5.11    102000   Square Feet             5.71400                          1,918,000        1,918,000    120         118  04/01/17
  5.12     53812   Square Feet             5.71400                          1,771,000        1,771,000    120         118  04/01/17
  5.13     46617   Square Feet             5.71400                          1,512,000        1,512,000    120         118  04/01/17
  5.14     39692   Square Feet             5.71400                          1,402,000        1,402,000    120         118  04/01/17
  5.15     40800   Square Feet             5.71400                          1,254,000        1,254,000    120         118  04/01/17
     7       201   Rooms                   5.67450         5.65387         45,000,000       45,000,000    120         118  04/01/17
     9       253   Rooms                   5.60250         5.55687         39,800,000       39,800,000    120         120  06/01/17
    10    265634   Square Feet             5.74350         5.72287         38,000,000       38,000,000    120         119  05/01/17
    15    184656   Square Feet             5.69550         5.67487         35,432,000       35,432,000    120         119  05/01/17
    16   5489325   Square Feet             5.39600         5.37537         35,000,000       35,000,000    109         104  02/01/16
 16.01    455227   Square Feet             5.39600                          4,384,000        4,384,000    109         104  02/01/16
 16.02    226423   Square Feet             5.39600                          3,240,000        3,240,000    109         104  02/01/16
 16.03    299776   Square Feet             5.39600                          2,941,400        2,941,400    109         104  02/01/16
 16.04    243170   Square Feet             5.39600                          2,760,000        2,760,000    109         104  02/01/16
 16.05    163796   Square Feet             5.39600                          2,494,800        2,494,800    109         104  02/01/16
 16.06    252419   Square Feet             5.39600                          2,186,800        2,186,800    109         104  02/01/16
 16.07    252075   Square Feet             5.39600                          1,909,600        1,909,600    109         104  02/01/16
 16.08    270772   Square Feet             5.39600                          1,886,500        1,886,500    109         104  02/01/16
 16.09    573183   Square Feet             5.39600                          1,617,000        1,617,000    109         104  02/01/16
  16.1    431369   Square Feet             5.39600                          1,520,000        1,520,000    109         104  02/01/16
 16.11    127260   Square Feet             5.39600                          1,493,800        1,493,800    109         104  02/01/16
 16.12    188734   Square Feet             5.39600                          1,475,100        1,475,100    109         104  02/01/16
 16.13    458518   Square Feet             5.39600                          1,278,200        1,278,200    109         104  02/01/16
 16.14    327601   Square Feet             5.39600                          1,178,100        1,178,100    109         104  02/01/16
 16.15    168007   Square Feet             5.39600                          1,062,600        1,062,600    109         104  02/01/16
 16.16    118003   Square Feet             5.39600                            876,000          876,000    109         104  02/01/16
 16.17    111499   Square Feet             5.39600                            870,100          870,100    109         104  02/01/16
 16.18    260356   Square Feet             5.39600                            685,000          685,000    109         104  02/01/16
 16.19    398223   Square Feet             5.39600                            660,000          660,000    109         104  02/01/16
  16.2    162914   Square Feet             5.39600                            481,000          481,000    109         104  02/01/16
    17     89346   Square Feet             5.73440         5.71377         35,000,000       35,000,000    120         118  04/01/17
    18       530   Units                   5.60400         5.58337         35,000,000       34,846,323    120         118  04/01/17
    20    198496   Square Feet             5.69500         5.67437         31,200,000       31,200,000    120         120  06/01/17
    21    243669   Square Feet             5.77250         5.75187         31,000,000       31,000,000    120         120  06/01/17
    22    165142   Square Feet             5.69000         5.66937         30,500,000       30,500,000    120         119  05/01/17
    24       626   Units                   5.59000         5.56937         29,200,000       29,200,000    120         117  03/01/17
 24.01       240   Units                   5.59000                         10,300,000       10,300,000    120         117  03/01/17
 24.02       184   Units                   5.59000                         10,100,000       10,100,000    120         117  03/01/17
 24.03       202   Units                   5.59000                          8,800,000        8,800,000    120         117  03/01/17
    30       191   Pads                    5.61500         5.59437         26,480,000       26,480,000    120         119  05/01/17
    37       130   Pads                    5.61500         5.59437         21,350,000       21,350,000    120         119  05/01/17
    38       136   Rooms                   5.96350         5.85287         21,300,000       21,300,000    120         117  03/01/17
    39   1093510   Square Feet             5.97600         5.95537         21,000,000       21,000,000    120         113  11/01/16
    40    226769   Square Feet             5.62150         5.60087         21,000,000       21,000,000    120         119  05/01/17
    42    130225   Square Feet             5.52000         5.49937         19,600,000       19,572,570    120         119  05/01/17
    44       488   Units                   5.59000         5.56937         19,100,000       19,100,000    120         117  03/01/17
 44.01       304   Units                   5.59000                         10,900,000       10,900,000    120         117  03/01/17
 44.02       184   Units                   5.59000                          8,200,000        8,200,000    120         117  03/01/17
    45    130225   Square Feet             5.52000         5.49937         19,100,000       19,073,270    120         119  05/01/17
    47      2635   Units                   5.66750         5.64687         18,500,000       18,483,293    120         119  05/01/17
 47.01       977   Units                   5.66750                          6,600,000        6,594,040    120         119  05/01/17
 47.02       824   Units                   5.66750                          6,000,000        5,994,582    120         119  05/01/17
 47.03       834   Units                   5.66750                          5,900,000        5,894,672    120         119  05/01/17
    49     94399   Square Feet             6.14200         6.12137         17,600,000       17,600,000    120         118  04/01/17
    51    135266   Square Feet             5.79200         5.70137         16,750,000       16,750,000    120         119  05/01/17
    52     49370   Square Feet             5.79950         5.77887         16,550,000       16,550,000    120         119  05/01/17
    59    414225   Square Feet             5.66300         5.64237         15,800,000       15,800,000    120         115  01/01/17
 59.01    261729   Square Feet             5.66300                          9,200,000        9,200,000    120         115  01/01/17
 59.02    152496   Square Feet             5.66300                          6,600,000        6,600,000    120         115  01/01/17
    60       364   Pads                    5.79120         5.77057         15,200,000       15,200,000    120         118  04/01/17
    61       304   Units                   5.57700         5.55637         15,200,000       15,200,000    120         118  04/01/17
    62     44673   Square Feet             5.68400         5.66337         15,000,000       15,000,000    120         119  05/01/17
    63       200   Units                   5.77400         5.71337         15,000,000       15,000,000    120         118  04/01/17
    64       118   Units                   5.95500         5.93437         15,000,000       15,000,000    120         118  04/01/17
    67    136487   Square Feet             5.69150         5.67087         14,700,000       14,700,000    120         119  05/01/17
    68    108312   Square Feet             5.90000         5.87937         14,400,000       14,387,748    120         119  05/01/17
    70    376038   Square Feet             5.61600         5.59537         14,172,000       14,172,000    120         118  04/01/17
 70.01     97422   Square Feet             5.61600                          3,280,000        3,280,000    120         118  04/01/17
 70.02     43460   Square Feet             5.61600                          1,840,000        1,840,000    120         118  04/01/17
 70.03     56138   Square Feet             5.61600                          1,760,000        1,760,000    120         118  04/01/17
 70.04     40790   Square Feet             5.61600                          1,360,000        1,360,000    120         118  04/01/17
 70.05     28280   Square Feet             5.61600                          1,208,000        1,208,000    120         118  04/01/17
 70.06     22280   Square Feet             5.61600                          1,048,000        1,048,000    120         118  04/01/17
 70.07     20980   Square Feet             5.61600                            872,000          872,000    120         118  04/01/17
 70.08     14688   Square Feet             5.61600                            592,000          592,000    120         118  04/01/17
 70.09     13300   Square Feet             5.61600                            568,000          568,000    120         118  04/01/17
  70.1     12230   Square Feet             5.61600                            520,000          520,000    120         118  04/01/17
 70.11     10000   Square Feet             5.61600                            432,000          432,000    120         118  04/01/17
 70.12      8970   Square Feet             5.61600                            384,000          384,000    120         118  04/01/17
 70.13      7500   Square Feet             5.61600                            308,000          308,000    120         118  04/01/17
    72     96911   Square Feet             5.65800         5.63737         13,500,000       13,500,000    120         117  03/01/17
    74       309   Pads                    5.79120         5.77057         13,280,000       13,280,000    120         118  04/01/17
    76     95833   Square Feet             6.53100         6.51037         13,140,000       13,124,921    120         119  05/01/17
    81      1050   Units                   5.68150         5.66087         12,500,000       12,500,000    120         118  04/01/17
    82    126243   Square Feet             5.72650         5.65587         12,500,000       12,500,000    120         119  05/01/17
    86       225   Pads                    5.79120         5.77057         11,704,000       11,704,000    120         118  04/01/17
    88     84511   Square Feet             5.93200         5.86137         11,550,000       11,518,703    120         117  03/01/17
    89     80915   Square Feet             5.89700         5.87637         11,500,000       11,500,000    120         120  06/01/17
    90       312   Units                   5.85000         5.82937         11,500,000       11,500,000    120         117  03/01/17
    93       182   Units                   5.84350         5.82287         11,000,000       11,000,000    120         117  03/01/17
    94       141   Rooms                   5.87000         5.77937         10,500,000       10,500,000    120         120  06/01/17
 94.01        73   Rooms                   5.87000                          5,250,000        5,250,000    120         120  06/01/17
 94.02        68   Rooms                   5.87000                          5,250,000        5,250,000    120         120  06/01/17
    95     72910   Square Feet             5.91600         5.89537         10,250,000       10,250,000    120         120  06/01/17
    96        90   Rooms                   5.74160         5.72097         10,230,000       10,230,000    120         118  04/01/17
    99     59927   Square Feet             5.72150         5.65087          9,975,000        9,975,000    120         116  02/01/17
   101     79400   Square Feet             5.73000         5.66937          9,800,000        9,800,000    120         120  06/01/17
   109     35617   Square Feet             5.62700         5.56637          9,100,000        9,100,000    120         118  04/01/17
   111        91   Rooms                   5.59950         5.57887          9,000,000        8,982,017    120         118  04/01/17
   114       328   Pads                    5.79120         5.77057          8,648,000        8,648,000    120         118  04/01/17
   116     59665   Square Feet             5.67000         5.64937          8,600,000        8,600,000    120         120  06/01/17
   117    141525   Square Feet             5.87400         5.85337          8,592,000        8,592,000    120         118  04/01/17
   119     83773   Square Feet             5.70150         5.68087          8,350,000        8,350,000    120         118  04/01/17
   120       161   Rooms                   6.13050         6.10987          8,300,000        8,300,000    120         120  06/01/17
   123     40000   Square Feet             5.96900         5.90837          8,135,000        8,135,000    120         119  05/01/17
   124       194   Pads                    5.79120         5.77057          8,120,000        8,120,000    120         118  04/01/17
   125       247   Pads                    5.79120         5.77057          8,120,000        8,120,000    120         118  04/01/17
   126       193   Pads                    5.79120         5.77057          8,000,000        8,000,000    120         118  04/01/17
   128       212   Units                   5.85000         5.82937          7,800,000        7,800,000    120         117  03/01/17
   129       108   Rooms                   5.87750         5.85687          7,750,000        7,743,368    120         119  05/01/17
   130     62200   Square Feet             5.86050         5.83987          7,600,000        7,600,000    120         118  04/01/17
   135       216   Pads                    5.79120         5.77057          7,300,000        7,300,000    120         118  04/01/17
   136        66   Units                   5.60200         5.58137          7,168,000        7,168,000    120         119  05/01/17
   137        90   Rooms                   5.45800         5.38737          7,000,000        7,000,000    120         119  05/01/17
   140     40523   Square Feet             5.73100         5.71037          7,000,000        6,993,780    120         119  05/01/17
   144       104   Rooms                   5.75800         5.73737          6,600,000        6,600,000    120         117  03/01/17
   145       168   Pads                    5.82120         5.80057          6,560,000        6,560,000    120         118  04/01/17
   146       380   Pads                    5.62900         5.60837          6,500,000        6,500,000    120         118  04/01/17
   149       168   Units                   5.85000         5.82937          6,400,000        6,400,000    120         117  03/01/17
   154       142   Pads                    5.79120         5.77057          6,230,000        6,230,000    120         118  04/01/17
   158       637   Units                   5.54900         5.52837          6,050,000        6,044,371    120         119  05/01/17
   160     30000   Square Feet             5.90000         5.78937          5,900,000        5,900,000    120         115  01/01/17
   161       684   Units                   5.54900         5.52837          5,880,000        5,874,529    120         119  05/01/17
   162        64   Units                   5.62600         5.56537          5,800,000        5,800,000    120         118  04/01/17
   163       132   Pads                    5.79120         5.77057          5,680,000        5,680,000    120         118  04/01/17
   164        80   Rooms                   5.81930         5.72867          5,650,000        5,645,091    120         119  05/01/17
   168     53535   Square Feet             5.80250         5.73187          5,592,000        5,587,121    120         119  05/01/17
   169    151239   Square Feet             5.89250         5.87187          5,600,000        5,567,286    120         114  12/01/16
   170       793   Units                   5.78450         5.76387          5,500,000        5,500,000    120         118  04/01/17
   171        94   Rooms                   5.53550         5.51487          5,500,000        5,492,325    120         119  05/01/17
   172    200783   Square Feet             5.89400         5.87337          5,500,000        5,477,464    120         116  02/01/17
   174        80   Rooms                   5.77150         5.75087          5,400,000        5,400,000    120         117  03/01/17
   176     24240   Square Feet             5.86700         5.84637          5,400,000        5,389,824    144         142  04/01/19
   177     81986   Square Feet             5.60200         5.58137          5,400,000        5,384,211    120         117  03/01/17
   179       242   Pads                    5.78120         5.76057          5,360,000        5,360,000    120         118  04/01/17
   180       183   Pads                    5.79120         5.77057          5,280,000        5,280,000    120         118  04/01/17
   183       120   Units                   5.62500         5.55437          5,200,000        5,200,000    120         118  04/01/17
   184     52763   Square Feet             5.76000         5.69937          5,200,000        5,200,000    120         118  04/01/17
   187       165   Pads                    5.64900         5.62837          5,000,000        5,000,000    120         118  04/01/17
   188     89743   Square Feet             5.67400         5.65337          4,900,000        4,900,000    120         120  06/01/17
   190     30050   Square Feet             6.04200         6.02137          4,800,000        4,783,282    120         118  04/01/17
   194       188   Pads                    5.79120         5.77057          4,650,000        4,650,000    120         118  04/01/17
   195       212   Units                   5.74500         5.72437          4,600,000        4,600,000    120         119  05/01/17
   197       118   Rooms                   5.73550         5.71487          4,500,000        4,500,000    120         120  06/01/17
   198     42304   Square Feet             5.70800         5.68737          4,500,000        4,500,000    120         118  04/01/17
   201        74   Rooms                   5.75300         5.66237          4,500,000        4,493,975    120         119  05/01/17
   202       168   Units                   5.82600         5.80537          4,400,000        4,400,000    120         119  05/01/17
   205       100   Units                   5.60400         5.58337          4,250,000        4,250,000    120         118  04/01/17
   206       276   Pads                    5.62900         5.60837          4,200,000        4,200,000    120         118  04/01/17
206.01       205   Pads                    5.62900                          2,850,000        2,850,000    120         118  04/01/17
206.02        71   Pads                    5.62900                          1,350,000        1,350,000    120         118  04/01/17
   209     28800   Square Feet             5.63600         5.61537          4,150,000        4,146,222    120         119  05/01/17
   210        71   Units                   5.79150         5.77087          4,100,000        4,100,000    120         118  04/01/17
   211     38000   Square Feet             5.80100         5.78037          4,000,000        4,000,000    120         118  04/01/17
   212    157376   Square Feet             5.64100         5.62037          4,000,000        4,000,000    120         120  06/01/17
   215    216765   Square Feet             6.00000         5.97937          4,000,000        3,994,895    120         119  05/01/17
   216     40000   Square Feet             5.66000         5.63937          4,000,000        3,992,112    120         118  04/01/17
   217     54581   Square Feet             5.76700         5.74637          4,000,000        3,988,647    120         118  04/01/17
   220     22290   Square Feet             5.78050         5.75987          3,800,000        3,789,334    120         117  03/01/17
   223        88   Units                   5.92200         5.90137          3,500,000        3,500,000    120         118  04/01/17
   224    152000   Square Feet             5.89400         5.87337          3,500,000        3,485,659    120         116  02/01/17
   225       361   Pads/Units              5.79120         5.77057          3,472,000        3,472,000    120         118  04/01/17
   226        47   Units                   5.56700         5.54637          3,440,000        3,440,000    120         117  03/01/17
   227     57248   Square Feet             5.83360         5.75297          3,320,000        3,320,000    120         117  03/01/17
   231       163   Pads                    5.63900         5.61837          3,000,000        3,000,000    120         118  04/01/17
   232        62   Rooms                   6.10650         6.03587          3,000,000        2,992,199    120         117  03/01/17
   233     28257   Square Feet             5.69800         5.67737          3,000,000        2,991,418    120         117  03/01/17
   234        64   Units                   6.08650         6.06587          2,912,000        2,904,392    120         117  03/01/17
   235     23500   Square Feet             5.69000         5.66937          2,850,000        2,850,000    120         119  05/01/17
   236       213   Pads                    5.62900         5.60837          2,600,000        2,600,000    120         118  04/01/17
   237      9009   Square Feet             5.79300         5.77237          2,575,000        2,575,000    120         119  05/01/17
   239     91740   Square Feet             5.69800         5.67737          2,325,000        2,318,349    120         117  03/01/17
   241     14410   Square Feet             5.92950         5.81887          2,150,000        2,150,000    120         118  04/01/17


                                     Monthly Debt
Loan #   Amort. Term   Rem. Amort.   Service        Servicing Fee Rate   Accrual Type   ARD (Y/N)   ARD Step Up (%)   Title Type
------   -----------   -----------   ------------   ------------------   ------------   ---------   ---------------   -------------
     1             0             0      1,044,242              0.02000   Actual/360     No                            Fee
     2             0             0        505,174              0.02000   Actual/360     No                            Fee
     3           360           360        498,659              0.02000   Actual/360     No                            Fee
     5             0             0        289,668              0.02000   Actual/360     No                            Fee
  5.01             0             0                                       Actual/360     No                            Fee
  5.02             0             0                                       Actual/360     No                            Fee
  5.03             0             0                                       Actual/360     No                            Fee
  5.04             0             0                                       Actual/360     No                            Fee
  5.05             0             0                                       Actual/360     No                            Fee
  5.06             0             0                                       Actual/360     No                            Fee
  5.07             0             0                                       Actual/360     No                            Fee
  5.08             0             0                                       Actual/360     No                            Fee
  5.09             0             0                                       Actual/360     No                            Fee
   5.1             0             0                                       Actual/360     No                            Fee
  5.11             0             0                                       Actual/360     No                            Fee
  5.12             0             0                                       Actual/360     No                            Fee
  5.13             0             0                                       Actual/360     No                            Fee
  5.14             0             0                                       Actual/360     No                            Fee
  5.15             0             0                                       Actual/360     No                            Fee
     7           360           360        260,453              0.02000   Actual/360     No                            Fee/Leasehold
     9           360           360        228,546              0.04500   Actual/360     No                            Fee
    10           360           360        221,601              0.02000   Actual/360     No                            Fee
    15             0             0        170,505              0.02000   Actual/360     No                            Fee
    16             0             0        159,569              0.02000   Actual/360     No                            Fee
 16.01             0             0                                       Actual/360     No                            Fee
 16.02             0             0                                       Actual/360     No                            Fee
 16.03             0             0                                       Actual/360     No                            Fee
 16.04             0             0                                       Actual/360     No                            Fee
 16.05             0             0                                       Actual/360     No                            Fee
 16.06             0             0                                       Actual/360     No                            Fee
 16.07             0             0                                       Actual/360     No                            Fee
 16.08             0             0                                       Actual/360     No                            Fee
 16.09             0             0                                       Actual/360     No                            Fee
  16.1             0             0                                       Actual/360     No                            Fee
 16.11             0             0                                       Actual/360     No                            Fee
 16.12             0             0                                       Actual/360     No                            Fee
 16.13             0             0                                       Actual/360     No                            Fee
 16.14             0             0                                       Actual/360     No                            Fee
 16.15             0             0                                       Actual/360     No                            Fee
 16.16             0             0                                       Actual/360     No                            Fee
 16.17             0             0                                       Actual/360     No                            Fee
 16.18             0             0                                       Actual/360     No                            Fee
 16.19             0             0                                       Actual/360     No                            Fee
  16.2             0             0                                       Actual/360     No                            Fee
    17             0             0        169,576              0.02000   Actual/360     No                            Fee
    18           240           238        242,821              0.02000   Actual/360     No                            Fee
    20             0             0        150,127              0.02000   Actual/360     No                            Fee
    21             0             0        151,194              0.02000   Actual/360     No                            Fee
    22           360           360        176,829              0.02000   Actual/360     No                            Fee
    24           360           360        167,447              0.02000   Actual/360     No                            Fee
 24.01           360           360                                       Actual/360     No                            Fee
 24.02           360           360                                       Actual/360     No                            Fee
 24.03           360           360                                       Actual/360     No                            Fee
    30             0             0        125,625              0.02000   Actual/360     No                            Fee
    37             0             0        101,288              0.02000   Actual/360     No                            Fee/Leasehold
    38           360           360        127,205              0.11000   Actual/360     No                            Fee
    39           360           360        125,582              0.02000   Actual/360     No                            Leasehold
    40             0             0         99,743              0.02000   Actual/360     No                            Fee
    42           300           299        120,595              0.02000   Actual/360     No                            Fee
    44           360           360        109,529              0.02000   Actual/360     No                            Fee
 44.01           360           360                                       Actual/360     No                            Fee
 44.02           360           360                                       Actual/360     No                            Fee
    45           300           299        117,519              0.02000   Actual/360     No                            Fee
    47           360           359        106,993              0.02000   Actual/360     No                            Fee
 47.01           360           359                                       Actual/360     No                            Fee
 47.02           360           359                                       Actual/360     No                            Fee
 47.03           360           359                                       Actual/360     No                            Fee
    49           360           360        107,133              0.02000   Actual/360     No                            Fee
    51             0             0         81,970              0.09000   Actual/360     No                            Fee
    52             0             0         81,096              0.02000   Actual/360     No                            Fee
    59           360           360         91,333              0.02000   Actual/360     No                            Fee
 59.01           360           360                                       Actual/360     No                            Fee
 59.02           360           360                                       Actual/360     No                            Fee
    60             0             0         74,374              0.02000   Actual/360     No                            Fee
    61             0             0         71,623              0.02000   Actual/360     No                            Fee
    62           360           360         86,908              0.02000   Actual/360     No                            Fee
    63             0             0         73,177              0.06000   Actual/360     No                            Fee
    64           360           360         89,499              0.02000   30/360         No                            Fee
    67           360           360         85,240              0.02000   Actual/360     No                            Fee
    68           360           359         85,412              0.02000   Actual/360     No                            Leasehold
    70             0             0         67,246              0.02000   Actual/360     No                            Fee
 70.01             0             0                                       Actual/360     No                            Fee
 70.02             0             0                                       Actual/360     No                            Fee
 70.03             0             0                                       Actual/360     No                            Fee
 70.04             0             0                                       Actual/360     No                            Fee
 70.05             0             0                                       Actual/360     No                            Fee
 70.06             0             0                                       Actual/360     No                            Fee
 70.07             0             0                                       Actual/360     No                            Fee
 70.08             0             0                                       Actual/360     No                            Fee
 70.09             0             0                                       Actual/360     No                            Fee
  70.1             0             0                                       Actual/360     No                            Fee
 70.11             0             0                                       Actual/360     No                            Fee
 70.12             0             0                                       Actual/360     No                            Fee
 70.13             0             0                                       Actual/360     No                            Fee
    72             0             0         64,537              0.02000   Actual/360     No                            Fee
    74             0             0         64,979              0.02000   Actual/360     No                            Fee
    76           300           299         88,977              0.02000   Actual/360     No                            Fee
    81           360           360         72,404              0.02000   Actual/360     No                            Fee
    82           360           360         72,760              0.07000   Actual/360     No                            Fee
    86             0             0         57,268              0.02000   Actual/360     No                            Fee
    88           360           357         68,744              0.07000   Actual/360     No                            Fee
    89           360           360         68,189              0.02000   Actual/360     No                            Fee
    90           360           360         67,843              0.02000   Actual/360     No                            Fee
    93           360           360         64,848              0.02000   Actual/360     No                            Fee
    94           300           300         66,820              0.09000   Actual/360     No                            Fee
 94.01           300           300                                       Actual/360     No                            Fee
 94.02           300           300                                       Actual/360     No                            Fee
    95           360           360         60,901              0.02000   Actual/360     No                            Fee
    96           360           360         59,645              0.02000   Actual/360     No                            Fee
    99           360           360         58,031              0.07000   Actual/360     No                            Fee
   101           360           360         57,066              0.06000   Actual/360     No                            Fee
   109           360           360         52,396              0.06000   Actual/360     No                            Fee
   111           360           358         51,664              0.02000   Actual/360     No                            Fee
   114             0             0         42,315              0.02000   Actual/360     No                            Fee
   116           360           360         49,751              0.02000   Actual/360     No                            Fee
   117             0             0         42,642              0.02000   Actual/360     No                            Fee
   119           360           360         48,471              0.02000   Actual/360     No                            Fee
   120           360           360         50,461              0.02000   Actual/360     No                            Fee
   123           360           360         48,611              0.06000   Actual/360     No                            Fee
   124             0             0         39,731              0.02000   Actual/360     No                            Fee
   125             0             0         39,731              0.02000   Actual/360     No                            Fee
   126             0             0         39,144              0.02000   Actual/360     No                            Fee
   128           360           360         46,015              0.02000   Actual/360     No                            Fee
   129           360           359         45,857              0.02000   Actual/360     No                            Fee
   130           360           360         44,886              0.02000   Actual/360     No                            Fee
   135             0             0         35,719              0.02000   Actual/360     No                            Fee
   136           360           360         41,159              0.02000   Actual/360     No                            Fee
   137             0             0         32,281              0.07000   Actual/360     No                            Fee
   140           360           359         40,766              0.02000   Actual/360     No                            Fee
   144             0             0         32,109              0.02000   Actual/360     No                            Fee
   145             0             0         32,265              0.02000   Actual/360     No                            Fee
   146             0             0         30,914              0.02000   Actual/360     No                            Fee
   149           360           360         37,756              0.02000   Actual/360     No                            Fee
   154             0             0         30,484              0.02000   Actual/360     No                            Fee
   158           360           359         34,537              0.02000   Actual/360     No                            Fee
   160           360           360         34,995              0.11000   Actual/360     No                            Fee
   161           360           359         33,567              0.02000   Actual/360     No                            Fee
   162           360           360         33,392              0.06000   Actual/360     No                            Fee
   163             0             0         27,792              0.02000   Actual/360     No                            Fee
   164           360           359         33,221              0.09000   Actual/360     No                            Fee
   168           360           359         32,820              0.07000   Actual/360     No                            Fee
   169           360           354         33,189              0.02000   Actual/360     No                            Fee
   170           300           300         34,716              0.02000   Actual/360     No                            Fee
   171           300           299         33,892              0.02000   Actual/360     No                            Fee
   172           360           356         32,601              0.02000   Actual/360     No                            Fee
   174           360           360         31,587              0.02000   Actual/360     No                            Fee
   176           360           358         31,915              0.02000   Actual/360     No                            Fee
   177           360           357         31,007              0.02000   Actual/360     No                            Fee
   179             0             0         26,181              0.02000   Actual/360     No                            Fee
   180             0             0         25,835              0.02000   Actual/360     No                            Fee
   183           360           360         29,934              0.07000   Actual/360     No                            Fee
   184           360           360         30,379              0.06000   Actual/360     No                            Fee
   187             0             0         23,864              0.02000   Actual/360     No                            Fee
   188           360           360         28,359              0.02000   Actual/360     No                            Fee
   190           264           262         32,907              0.02000   Actual/360     No                            Fee
   194             0             0         22,753              0.02000   Actual/360     No                            Fee
   195           360           360         26,830              0.02000   Actual/360     No                            Fee
   197           360           360         26,219              0.02000   Actual/360     No                            Fee
   198             0             0         21,702              0.02000   Actual/360     No                            Fee
   201           300           299         28,318              0.09000   Actual/360     No                            Fee
   202           360           360         25,890              0.02000   Actual/360     No                            Fee
   205           360           360         24,409              0.02000   Actual/360     No                            Fee
   206             0             0         19,975              0.02000   Actual/360     No                            Fee
206.01             0             0                                       Actual/360     No                            Fee
206.02             0             0                                       Actual/360     No                            Fee
   209           360           359         23,919              0.02000   Actual/360     No                            Fee
   210           360           360         24,035              0.02000   30/360         No                            Fee
   211           360           360         23,473              0.02000   Actual/360     No                            Fee
   212           360           360         23,067              0.02000   Actual/360     No                            Fee
   215           300           299         25,772              0.02000   Actual/360     No                            Fee
   216           360           358         23,115              0.02000   Actual/360     No                            Fee
   217           300           298         25,205              0.02000   Actual/360     No                            Fee
   220           360           357         22,249              0.02000   Actual/360     No                            Fee
   223           360           360         20,809              0.02000   Actual/360     No                            Fee
   224           360           356         20,746              0.02000   Actual/360     No                            Fee
   225             0             0         16,989              0.02000   Actual/360     No                            Fee
   226           360           360         19,677              0.02000   Actual/360     No                            Fee
   227           360           360         19,551              0.08000   Actual/360     No                            Fee
   231             0             0         14,293              0.02000   Actual/360     No                            Fee
   232           360           357         18,192              0.07000   Actual/360     No                            Fee
   233           360           357         17,408              0.02000   Actual/360     No                            Fee
   234           360           357         17,621              0.02000   Actual/360     No                            Fee
   235           360           360         16,523              0.02000   Actual/360     No                            Fee
   236             0             0         12,366              0.02000   Actual/360     No                            Fee
   237           360           360         15,097              0.02000   Actual/360     No                            Fee
   239           360           357         13,491              0.02000   Actual/360     No                            Fee
   241           360           360         12,793              0.11000   Actual/360     No                            Fee


                         Originator/Loan
Loan #   Crossed Loan    Seller             Guarantor
------   ------------    ---------------   ------------------------------------------------------------------------------
     1                         JPMCB        Boston Properties Limited Partnership
     2                         JPMCB        Ramco-Gershenson Properties L.P.
     3                         JPMCB        Sabre Inc.
     5                         JPMCB        Cabot Industrial Value Fund II Operating Partnership, L.P.
  5.01                         JPMCB
  5.02                         JPMCB
  5.03                         JPMCB
  5.04                         JPMCB
  5.05                         JPMCB
  5.06                         JPMCB
  5.07                         JPMCB
  5.08                         JPMCB
  5.09                         JPMCB
   5.1                         JPMCB
  5.11                         JPMCB
  5.12                         JPMCB
  5.13                         JPMCB
  5.14                         JPMCB
  5.15                         JPMCB
     7                         JPMCB        Union Leasing Corp.
     9                         JPMCB        The LCP Group, L.P., Crescent Hotels & Resorts, LLC
    10                         JPMCB        Michael O'Neill, Nimish Sanghrajka, Erik Kolar
    15                         JPMCB        Cole Operating Partnership II, LP
    16                         JPMCB        Americold Realty Trust
 16.01                         JPMCB
 16.02                         JPMCB
 16.03                         JPMCB
 16.04                         JPMCB
 16.05                         JPMCB
 16.06                         JPMCB
 16.07                         JPMCB
 16.08                         JPMCB
 16.09                         JPMCB
  16.1                         JPMCB
 16.11                         JPMCB
 16.12                         JPMCB
 16.13                         JPMCB
 16.14                         JPMCB
 16.15                         JPMCB
 16.16                         JPMCB
 16.17                         JPMCB
 16.18                         JPMCB
 16.19                         JPMCB
  16.2                         JPMCB
    17                         JPMCB        Mitchell L. Saywitz
    18                         JPMCB        David Halpern and Henry Stein
    20                         JPMCB        David L. Handel, Michael J. Morley, Charles N. Bishara
    21                         JPMCB        John Fasciano, Jeffrey N. Feinberg,Albert Nocciollino
    22                         JPMCB        Alicia E. Nevarez, Ricardo A. Nevarez
    24                         JPMCB        Raed I. Qadorh Zidan and Hani I. Qaddoura Zidan
 24.01                         JPMCB
 24.02                         JPMCB
 24.03                         JPMCB
    30                         JPMCB        Jeffrey A. Kaplan, Thomas T. Tatum
    37                         JPMCB        Thomas T. Tatum
    38                         JPMCB        Bernard Wolfson
    39                         JPMCB        Titan Research & Development Louisville LLC
    40                         JPMCB        Robert B. Neely
    42                         JPMCB        William H. Child, Jeffrey C. Flamm, David S. Layton
    44                         JPMCB        Raed I. Qadorh Zidan, Hani I. Qaddoura Zidan
 44.01                         JPMCB
 44.02                         JPMCB
    45                         JPMCB        William H. Child, Jeffrey C. Flamm, David S. Layton
    47                         JPMCB        Marshall F. Graham, Orville D. Cox, George Lukacs
 47.01                         JPMCB
 47.02                         JPMCB
 47.03                         JPMCB
    49                         JPMCB        H. James Griggs, Dean F. Unger, Robert H. Schneider, Virginia Thigpen, Martin
                                            Sublett, Randolph Yackzan and Lynne Yackzan
    51                         JPMCB        James W. Dill
    52                         JPMCB        John Azarian
    59                         JPMCB        Richard R. Previdi, William F. Rand, III, John O. Graham
 59.01                         JPMCB
 59.02                         JPMCB
    60         A               JPMCB        Edward C. Zeman
    61                         JPMCB        Joseph Kazarnovsky and Ralph Rieder
    62                         JPMCB        Michael S. Ovitz, Ronald M. Meyer
    63                         JPMCB        Mark A. Englert
    64                         JPMCB        Philip J. Privitera
    67                         JPMCB        Leo Shapiro
    68                         JPMCB        Sheldon David Kahn
    70                         JPMCB        Osprey East, A Webber/Osprey Joint Venture, L.L.C.
 70.01                         JPMCB
 70.02                         JPMCB
 70.03                         JPMCB
 70.04                         JPMCB
 70.05                         JPMCB
 70.06                         JPMCB
 70.07                         JPMCB
 70.08                         JPMCB
 70.09                         JPMCB
  70.1                         JPMCB
 70.11                         JPMCB
 70.12                         JPMCB
 70.13                         JPMCB
    72                         JPMCB        Harry J. O'Donnell, Mariette E. O'Donnell
    74         B               JPMCB        Edward C. Zeman
    76                         JPMCB        Kenneth G. Oaks
    81                         JPMCB        Donald A. Pruit
    82                         JPMCB        Dennis Berman
    86         C               JPMCB        Edward C. Zeman
    88                         JPMCB        New Office Holdings, LP
    89                         JPMCB        Kamran Farhadi
    90         D               JPMCB        Daniel Hbma, Paul A. Land and Roger Lucas
    93                         JPMCB        Michael Belfonti
    94                         JPMCB        Ashok Patel
 94.01                         JPMCB
 94.02                         JPMCB
    95                         JPMCB        Daniel E. Sharkey, George H. Rittersbach, Jr., W. Edward Wengler,
                                            Rene M. Loyola, S. Scott Tapper
    96                         JPMCB        Sabri T. Salim
    99                         JPMCB        Lexington Strategic Asset Corp.
   101                         JPMCB        Kevin M. Sills
   109                         JPMCB        Kenneth F. Morrell and Jane Morrell
   111                         JPMCB        Kyle W. Mussman
   114         B               JPMCB        Edward C. Zeman
   116                         JPMCB        Eric Phillips, Gary B. Rafaloff, Robert C. Kautz, Frederic Gross
   117                         JPMCB        Cole Operating Partnership II, LP
   119                         JPMCB        B. Burk Collins
   120                         JPMCB        Lawrence Kasser, Christopher Gistis
   123                         JPMCB        Darren J. Kady, Deborah A. Kady
   124         A               JPMCB        Edward C. Zeman
   125         A               JPMCB        Edward C. Zeman
   126         C               JPMCB        Edward C. Zeman
   128         D               JPMCB        Daniel Hibma, Paul A. Land and Roger Lucas
   129                         JPMCB        Matthew R. Studer, Peter L. Coratola, Fred Graft, Ernie Malas
   130                         JPMCB        Neil J. Sosin
   135         C               JPMCB        Edward C. Zeman
   136                         JPMCB        Gregory G. Whittaker
   137                         JPMCB        Suman R. Patel
   140                         JPMCB        Girolamo Puccio
   144                         JPMCB        Bharat Khatiwala
   145         A               JPMCB        Edward C. Zeman
   146                         JPMCB        William R. Block
   149         D               JPMCB        Daniel Hibma, Paul A. Land and Roger Lucas
   154         C               JPMCB        Edward C. Zeman
   158                         JPMCB        Mike Schuminsky
   160                         JPMCB        Wellington D. Yu
   161                         JPMCB        Mike Schuminsky
   162                         JPMCB        Harlan Snyder, Joann Snyder, James Combs and Victoria Combs
   163         B               JPMCB        Edward C. Zeman
   164                         JPMCB        W. David Hill, Jack H. Bishop
   168                         JPMCB        Terrence M. Meter, David E. Wilson, Robert A. Wilson
   169                         JPMCB        Richard Erenberg, Douglas E. Engel
   170                         JPMCB        Joseph S. Raia, Lawrence A. Raia, Samuel S. Raia
   171                         JPMCB        Nutan T. Shah, W. Harold Perry
   172         E               JPMCB        Philip Cascio
   174                         JPMCB        Bharat Khatiwala
   176                         JPMCB        Herbert H. Rothman
   177                         JPMCB        Charlotte Brown
   179                         JPMCB        Edward C. Zeman
   180         B               JPMCB        Edward C. Zeman
   183                         JPMCB        Christopher Dobbs Ackermann; Thomas J. Ackermann; Thomas B. Ackermann
   184                         JPMCB        Daniel Massry
   187                         JPMCB        William R. Block
   188                         JPMCB        Mike Schuminsky
   190                         JPMCB        John. L. Koetter and Kenneth L. Huber
   194         B               JPMCB        Edward C. Zeman
   195                         JPMCB        Dziem Nguyen
   197                         JPMCB        Lawrence Kasser, Christopher Gistis
   198                         JPMCB        V-Pickett, LLC
   201                         JPMCB        Ranjit K. Patel, Ritesh R. Patel, Aneesh R. Patel
   202                         JPMCB        Marc A. Harvey
   205                         JPMCB        Yisroel Y. Kreiser
   206                         JPMCB        William  R. Block
206.01                         JPMCB
206.02                         JPMCB
   209                         JPMCB        James J. White
   210                         JPMCB        Philip J. Privitera
   211                         JPMCB        James Michael Abrams, Joseph M. Migliara and Harris Kaplan
   212                         JPMCB        Wayne Perkins
   215                         JPMCB        Kwabena Adjei
   216                         JPMCB        John M. Kane
   217                         JPMCB        Gregory K. Crowell
   220                         JPMCB        Karen E. Wunderlick, Janetta S. Richey, Thomas R. Lamphere
   223                         JPMCB        Martin Tauber
   224         E               JPMCB        Philip Cascio
   225         C               JPMCB        Edward C. Zeman
   226                         JPMCB        Sean P. Ludwick and Daniel Ford
   227                         JPMCB        Darrel F. Nickerson III
   231                         JPMCB        William  R. Block
   232                         JPMCB        Michael T. Brandy
   233                         JPMCB        Benedetto Sorrentino
   234                         JPMCB        Thomas A. Berger, Mary C. Berger
   235                         JPMCB        Lawrence A. Watkins
   236                         JPMCB        William R. Block
   237                         JPMCB        William T. Mitchell, Brad Smith, Frank Smith and William Lahl
   239                         JPMCB        Benedetto Sorrentino
   241                         JPMCB        Michael P. Ziegler



                      UPFRONT ESCROW
                      -------------------------------------------------------------------------------------------------------------

          Letter of    Upfront         Upfront Eng.   Upfront           Upfront TI/LC   Upfront RE Tax  Upfront Ins.  Upfront Other
Loan #    Credit       CapEx Reserve   Reserve        Envir. Reserve    Reserve         Reserve         Reserve       Reserve
------    ----------   -------------   ------------   --------------    -------------   --------------  -----------   -------------
     1            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
     2    18,729,158            0.00           0.00             0.00             0.00             0.00         0.00            0.00
     3            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
     5            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
  5.01
  5.02
  5.03
  5.04
  5.05
  5.06
  5.07
  5.08
  5.09
   5.1
  5.11
  5.12
  5.13
  5.14
  5.15
     7            No            0.00           0.00             0.00             0.00        55,752.79    38,426.33            0.00
     9            No            0.00      94,375.00             0.00             0.00       375,365.25   147,309.25    3,316,000.00
    10            No            0.00     161,346.00             0.00             0.00         7,989.50    55,210.00    4,560,435.00
    15            No            0.00           0.00             0.00             0.00       347,233.33    44,947.65            0.00
    16            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
 16.01
 16.02
 16.03
 16.04
 16.05
 16.06
 16.07
 16.08
 16.09
  16.1
 16.11
 16.12
 16.13
 16.14
 16.15
 16.16
 16.17
 16.18
 16.19
  16.2
    17            No            0.00   2,000,000.00             0.00             0.00             0.00         0.00            0.00
    18            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
    20            No            0.00           0.00             0.00             0.00       130,246.96    10,900.00            0.00
    21       497,000            0.00           0.00             0.00             0.00             0.00         0.00      305,000.00
    22            No      257,700.00       8,750.00             0.00             0.00        74,033.09   207,700.86            0.00
    24            No            0.00           0.00             0.00             0.00       207,209.63    96,326.25            0.00
 24.01
 24.02
 24.03
    30            No            0.00           0.00             0.00             0.00        16,897.72         0.00            0.00
    37            No            0.00           0.00             0.00             0.00        13,351.97         0.00            0.00
    38            No            0.00           0.00             0.00             0.00        87,005.30         0.00            0.00
    39            No            0.00     192,500.00             0.00     1,000,000.00             0.00   167,467.50       46,000.00
    40            No            0.00           0.00             0.00       200,000.00       116,207.79    59,960.16            0.00
    42            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
    44            No            0.00           0.00             0.00             0.00        94,081.72    61,375.50            0.00
 44.01
 44.02
    45            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
    47            No            0.00           0.00             0.00             0.00        63,802.63    14,928.50            0.00
 47.01
 47.02
 47.03
    49            No        6,875.00           0.00             0.00             0.00             0.00    18,030.00            0.00
    51       425,000            0.00      75,000.00             0.00             0.00        27,152.08     4,602.66            0.00
    52            No            0.00           0.00       200,000.00             0.00             0.00         0.00      275,000.00
    59            No      662,650.00           0.00             0.00       787,350.00        69,137.39    11,489.33            0.00
 59.01
 59.02
    60       469,875            0.00           0.00             0.00             0.00             0.00         0.00            0.00
    61            No            0.00      10,000.00             0.00             0.00        96,460.11    55,869.93            0.00
    62            No            0.00       2,500.00             0.00             0.00        10,794.00    17,906.00            0.00
    63            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
    64            No            0.00           0.00             0.00             0.00        10,180.27     5,439.17            0.00
    67            No    1,000,000.00           0.00             0.00             0.00        87,952.28     6,716.67            0.00
    68            No            0.00           0.00             0.00             0.00        94,943.09     8,214.00            0.00
    70            No            0.00           0.00             0.00             0.00        94,846.92         0.00            0.00
 70.01
 70.02
 70.03
 70.04
 70.05
 70.06
 70.07
 70.08
 70.09
  70.1
 70.11
 70.12
 70.13
    72       400,000            0.00           0.00             0.00       400,000.00        19,411.57         0.00       30,000.00
    74       822,500            0.00           0.00             0.00             0.00             0.00         0.00            0.00
    76            No            0.00           0.00             0.00             0.00        61,009.17     3,233.67            0.00
    81            No            0.00           0.00             0.00             0.00         3,011.00     1,621.71            0.00
    82            No            0.00           0.00             0.00       400,000.00       115,088.08    72,635.00            0.00
    86       712,875            0.00           0.00             0.00             0.00             0.00         0.00            0.00
    88            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
    89            No            0.00      19,968.75             0.00             0.00             0.00         0.00            0.00
    90            No            0.00           0.00             0.00             0.00       115,893.74     7,484.75            0.00
    93            No            0.00           0.00             0.00             0.00        41,170.00    32,092.67            0.00
    94            No      225,000.00           0.00             0.00             0.00        27,644.75    15,793.50            0.00
 94.01
 94.02
    95            No            0.00     337,500.00             0.00             0.00        98,291.88    30,265.17      238,000.00
    96            No            0.00       1,875.00             0.00             0.00         7,116.00     6,683.25            0.00
    99            No            0.00      12,500.00             0.00             0.00             0.00         0.00            0.00
   101            No            0.00     207,500.00             0.00             0.00        90,980.96    19,945.83            0.00
   109            No            0.00           0.00             0.00             0.00        64,282.50         0.00            0.00
   111            No            0.00           0.00             0.00             0.00        28,905.24    48,511.00            0.00
   114       822,500            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   116       150,000            0.00           0.00             0.00             0.00        20,481.41     2,159.00            0.00
   117            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   119            No            0.00           0.00             0.00             0.00        15,290.64    13,530.00            0.00
   120            No            0.00   1,190,011.25             0.00             0.00         6,738.38    15,221.67      106,666.70
   123            No            0.00           0.00             0.00             0.00        16,666.67       652.33       52,809.33
   124       469,875            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   125       469,875            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   126       712,875            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   128            No            0.00           0.00             0.00             0.00        76,615.93     5,151.75            0.00
   129            No            0.00           0.00             0.00             0.00        47,898.50    20,000.00            0.00
   130            No            0.00           0.00             0.00             0.00        81,512.49     1,548.17      256,000.00
   135       712,875            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   136            No            0.00           0.00             0.00             0.00        42,433.50     5,367.75            0.00
   137            No            0.00       5,250.00             0.00             0.00        75,150.96   139,491.55            0.00
   140            No            0.00           0.00             0.00             0.00        11,355.08    20,158.67            0.00
   144            No            0.00           0.00             0.00             0.00        48,253.54    15,999.33            0.00
   145       469,875            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   146            No            0.00           0.00             0.00             0.00        30,695.26     1,887.00            0.00
   149            No            0.00           0.00             0.00             0.00        58,217.33     3,857.75            0.00
   154       712,875            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   158            No            0.00           0.00             0.00             0.00        41,450.00     2,008.00            0.00
   160            No            0.00           0.00             0.00             0.00        33,248.33     6,115.00      554,762.00
   161            No            0.00           0.00             0.00             0.00        38,916.67     1,930.25            0.00
   162       800,000            0.00           0.00             0.00             0.00        30,800.00     7,552.10       45,600.00
   163       822,500            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   164            No            0.00      16,250.00             0.00             0.00        19,216.81    37,034.17       22,000.00
   168            No            0.00           0.00             0.00             0.00       112,540.64     3,922.33       46,282.00
   169            No            0.00           0.00             0.00       150,000.00       145,399.58     3,935.25            0.00
   170            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   171            No            0.00           0.00             0.00             0.00        34,557.09    24,684.75            0.00
   172            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   174            No            0.00           0.00             0.00             0.00         6,307.78    11,636.67            0.00
   176            No            0.00           0.00             0.00             0.00         4,359.98         0.00            0.00
   177            No            0.00      11,391.25             0.00             0.00             0.00         0.00            0.00
   179            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   180       822,500            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   183            No            0.00           0.00             0.00             0.00        42,329.99         0.00      122,800.00
   184            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   187            No            0.00           0.00             0.00             0.00        40,573.44       758.33            0.00
   188            No            0.00      10,187.50             0.00       100,000.00        34,253.75    11,543.00            0.00
   190            No            0.00           0.00             0.00             0.00        25,077.94       435.25            0.00
   194       822,500            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   195            No            0.00      85,275.00             0.00             0.00        63,203.56    27,574.38       30,000.00
   197            No      211,503.00     176,487.00             0.00             0.00        18,134.50     5,909.17            0.00
   198            No            0.00     125,000.00             0.00             0.00        17,800.00         0.00            0.00
   201            No            0.00           0.00             0.00             0.00        19,992.55    16,233.00            0.00
   202            No            0.00      42,566.25             0.00             0.00             0.00         0.00            0.00
   205            No            0.00           0.00             0.00             0.00        17,241.86    13,178.97            0.00
   206            No            0.00           0.00         6,000.00             0.00        25,443.71     1,138.83            0.00
206.01
206.02
   209            No            0.00           0.00             0.00             0.00             0.00     9,908.36            0.00
   210            No            0.00           0.00             0.00             0.00         6,222.44     3,968.50            0.00
   211            No            0.00           0.00             0.00             0.00        46,057.00     2,156.75            0.00
   212            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   215            No            0.00      32,220.00             0.00             0.00         3,903.85         0.00            0.00
   216            No            0.00           0.00             0.00             0.00        20,534.23         0.00            0.00
   217       150,000            0.00           0.00             0.00             0.00        28,500.32     6,172.83            0.00
   220            No            0.00       3,750.00             0.00        39,800.00        20,297.50     2,757.33            0.00
   223            No            0.00           0.00             0.00             0.00        21,126.17     4,930.04            0.00
   224            No            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   225       712,875            0.00           0.00             0.00             0.00             0.00         0.00            0.00
   226            No       50,000.00      23,375.00             0.00             0.00        15,808.52    13,766.67            0.00
   227            No            0.00     115,000.00             0.00             0.00         1,500.00       696.92            0.00
   231            No            0.00           0.00             0.00             0.00         8,993.47       701.25            0.00
   232            No            0.00           0.00             0.00             0.00         8,043.65     8,375.00       17,500.00
   233        80,000            0.00           0.00             0.00             0.00        10,533.40     2,129.00            0.00
   234            No            0.00           0.00             0.00             0.00         8,374.17     9,636.67            0.00
   235            No            0.00       1,125.00             0.00             0.00             0.00         0.00            0.00
   236            No            0.00           0.00             0.00             0.00        12,987.52       498.83            0.00
   237            No        5,375.00           0.00             0.00             0.00         2,768.00       347.00            0.00
   239       125,000            0.00           0.00             0.00             0.00        30,813.55     4,219.67            0.00
   241            No            0.00           0.00             0.00             0.00         2,104.96     3,291.75            0.00


             MONTHLY ESCROW
         ---------------------------------------------------------------------------------------

                         Monthly
         Monthly Capex   Envir.    Monthly TI/LC   Monthly RE Tax   Monthly Ins.   Monthly Other                  Lockbox
Loan #   Reserve         Reserve   Reserve         Reserve          Reserve        Reserve         Grace Period   In-place
------   -------------   -------   -------------   --------------   ------------   -------------   ------------   --------
     1            0.00      0.00            0.00             0.00           0.00            0.00              0   Yes
     2            0.00      0.00            0.00             0.00           0.00            0.00              5   Yes
     3            0.00      0.00            0.00             0.00           0.00            0.00              7   Yes
     5            0.00      0.00            0.00             0.00           0.00            0.00              0   No
  5.01                                                                                                        0
  5.02                                                                                                        0
  5.03                                                                                                        0
  5.04                                                                                                        0
  5.05                                                                                                        0
  5.06                                                                                                        0
  5.07                                                                                                        0
  5.08                                                                                                        0
  5.09                                                                                                        0
   5.1                                                                                                        0
  5.11                                                                                                        0
  5.12                                                                                                        0
  5.13                                                                                                        0
  5.14                                                                                                        0
  5.15                                                                                                        0
     7        61170.00      0.00            0.00         55752.79        9606.58            0.00              5   Yes
     9        45479.08      0.00            0.00         41707.25       12809.50            0.00              5   Yes
    10         4427.25      0.00            0.00          2663.17        5521.00            0.00              7   Yes
    15         1474.54      0.00        11660.00         31566.67        4086.15            0.00              8   No
    16            0.00      0.00            0.00             0.00           0.00            0.00              5   Yes
 16.01                                                                                                        5
 16.02                                                                                                        5
 16.03                                                                                                        5
 16.04                                                                                                        5
 16.05                                                                                                        5
 16.06                                                                                                        5
 16.07                                                                                                        5
 16.08                                                                                                        5
 16.09                                                                                                        5
  16.1                                                                                                        5
 16.11                                                                                                        5
 16.12                                                                                                        5
 16.13                                                                                                        5
 16.14                                                                                                        5
 16.15                                                                                                        5
 16.16                                                                                                        5
 16.17                                                                                                        5
 16.18                                                                                                        5
 16.19                                                                                                        5
  16.2                                                                                                        5
    17            0.00      0.00            0.00             0.00           0.00            0.00              5   No
    18            0.00      0.00            0.00             0.00           0.00            0.00              5   No
    20            0.00      0.00            0.00         26049.39        1816.67            0.00              5   No
    21            0.00      0.00            0.00             0.00           0.00            0.00             10   No
    22         2379.56      0.00         6833.33         37016.55       34616.81            0.00              5   No
    24        10502.18      0.00            0.00         41441.93       10702.92            0.00              5   No
 24.01                                                                                                        5
 24.02                                                                                                        5
 24.03                                                                                                        5
    30          795.83      0.00            0.00          8448.86           0.00            0.00              5   No
    37          541.67      0.00            0.00          6675.98           0.00            0.00              5   No
    38        11038.67      0.00            0.00         15819.15           0.00            0.00              7   No
    39        13645.41      0.00        11000.00             0.00       16746.75         6250.00              7   Yes
    40            0.00      0.00         6000.00         23241.56        4996.68            0.00             10   No
    42            0.00      0.00            0.00             0.00           0.00            0.00              7   No
    44         7861.42      0.00            0.00         18816.34        6819.50            0.00              5   No
 44.01                                                                                                        5
 44.02                                                                                                        5
    45            0.00      0.00            0.00             0.00           0.00            0.00              7   No
    47            0.00      0.00            0.00         10633.77        4976.17            0.00              7   No
 47.01                                                                                                        7
 47.02                                                                                                        7
 47.03                                                                                                        7
    49         2096.58      0.00         7500.00         11169.23        3005.00            0.00              7   No
    51         1127.22      0.00            0.00             0.00           0.00            0.00              7   No
    52          620.68      0.00         2083.33             0.00           0.00            0.00              7   No
    59            0.00      0.00            0.00         11522.90        5744.92            0.00             10   Yes
 59.01                                                                                                       10
 59.02                                                                                                       10
    60         1516.67      0.00            0.00             0.00           0.00            0.00             10   No
    61         8606.31      0.00            0.00         13780.02       18623.31            0.00              7   Yes
    62            0.00      0.00            0.00          5397.00        2558.00            0.00              7   Yes
    63            0.00      0.00            0.00             0.00           0.00            0.00              7   No
    64         2458.33      0.00            0.00         10180.27        2719.58            0.00             10   No
    67         1706.78      0.00         5689.33         29317.43        3358.33            0.00              7   No
    68         1254.24      0.00         4167.00         15823.85         684.50            0.00              7   No
    70         4973.37      0.00            0.00         18969.38           0.00            0.00              0   Yes
 70.01                                                                                                        0
 70.02                                                                                                        0
 70.03                                                                                                        0
 70.04                                                                                                        0
 70.05                                                                                                        0
 70.06                                                                                                        0
 70.07                                                                                                        0
 70.08                                                                                                        0
 70.09                                                                                                        0
  70.1                                                                                                        0
 70.11                                                                                                        0
 70.12                                                                                                        0
 70.13                                                                                                        0
    72          807.59      0.00         3350.00         19411.57           0.00            0.00              7   No
    74         1287.50      0.00            0.00             0.00           0.00            0.00             10   No
    76            0.00      0.00         2395.83         30504.58        1616.83            0.00              7   No
    81          588.46      0.00            0.00          3011.00         810.65            0.00              7   No
    82         1403.67      0.00            0.00         11508.81        6052.92            0.00              5   No
    86          937.50      0.00            0.00             0.00           0.00            0.00             10   No
    88            0.00      0.00            0.00             0.00           0.00            0.00              7   Yes
    89            0.00      0.00         3300.00             0.00           0.00            0.00              7   No
    90         3077.46      0.00            0.00         23178.75        2494.92            0.00              7   No
    93         3791.67      0.00            0.00         10292.50        4011.58            0.00              7   No
    94            0.00      0.00            0.00          3949.25        1754.83            0.00              7   No
 94.01                                                                                                        7
 94.02                                                                                                        7
    95            0.00      0.00         3500.00         10921.33        7566.29            0.00              7   No
    96         4777.97      0.00            0.00          7116.00        2227.75            0.00              7   No
    99            0.00      0.00            0.00             0.00           0.00            0.00              7   Yes
   101            0.00      0.00         4166.67          9098.10        1994.58            0.00              7   No
   109            0.00      0.00            0.00          6428.25           0.00            0.00              7   No
   111        16297.73      0.00            0.00          9635.08        4042.58            0.00              7   No
   114         1465.33      0.00            0.00             0.00           0.00            0.00             10   No
   116            0.00      0.00         3750.00         10240.71        1079.50            0.00              7   No
   117            0.00      0.00            0.00             0.00           0.00            0.00              8   Yes
   119         1047.16      0.00         8726.35          7645.32        1691.25            0.00              7   Yes
   120            0.00      0.00            0.00          3369.19        3805.42            0.00              7   No
   123          118.06      0.00         4000.00          3333.33         652.33            0.00              7   No
   124          920.17      0.00            0.00             0.00           0.00            0.00             10   No
   125         1572.92      0.00            0.00             0.00           0.00            0.00             10   No
   126          804.17      0.00            0.00             0.00           0.00            0.00             10   No
   128         1653.48      0.00            0.00         15323.19        1717.25            0.00              7   No
   129         8779.87      0.00            0.00          7983.08        2500.00            0.00              7   No
   130          227.78      0.00         6315.00         13585.41        1548.17            0.00              7   No
   135          900.00      0.00            0.00             0.00           0.00            0.00             10   No
   136            0.00      0.00            0.00          1789.25           0.00            0.00              7   No
   137            0.00      0.00            0.00          9393.87       12681.05            0.00              7   No
   140          581.00      0.00         1667.00         11355.08        2519.83            0.00              7   No
   144         4285.75      0.00            0.00          6893.36        1999.92            0.00              7   No
   145          948.17      0.00            0.00             0.00           0.00            0.00             10   No
   146            0.00      0.00            0.00         10452.81         629.00            0.00              7   No
   149         2981.68      0.00            0.00         11643.47        1285.92            0.00              7   No
   154          595.83      0.00            0.00             0.00           0.00            0.00             10   No
   158            0.00      0.00            0.00          6908.33         669.33            0.00              7   No
   160          239.17      0.00         1877.00          5227.50        1223.00            0.00              7   No
   161            0.00      0.00            0.00          7783.33         643.42            0.00              7   No
   162         1554.26      0.00            0.00          4400.00        1078.87            0.00              7   No
   163          550.00      0.00            0.00             0.00           0.00            0.00             10   No
   164         5933.33      0.00            0.00          3202.80        3703.42            0.00              7   No
   168          642.13      0.00         4461.25         15005.42         980.58            0.00              7   No
   169         2579.42      0.00            0.00         11184.58        3935.25            0.00              7   No
   170            0.00      0.00            0.00         14213.33           0.00            0.00              7   No
   171            0.00      0.00            0.00          3839.68        2146.50            0.00              7   No
   172            0.00      0.00         9963.33             0.00           0.00            0.00             15   No
   174         3275.68      0.00            0.00          6307.78        1454.58            0.00              7   No
   176          247.51      0.00            0.00          4359.98           0.00            0.00              7   Yes
   177            0.00      0.00            0.00             0.00           0.00            0.00              7   No
   179         1008.33      0.00            0.00             0.00           0.00            0.00             10   No
   180          762.50      0.00            0.00             0.00           0.00            0.00             10   No
   183         3111.81      0.00            0.00          8466.00        1502.67            0.00              7   No
   184            0.00      0.00            0.00             0.00           0.00            0.00              7   Yes
   187            0.00      0.00            0.00          5796.21         379.17            0.00              7   No
   188         1121.79      0.00         2083.33          4893.39        2885.75            0.00              7   No
   190            0.00      0.00            0.00          5015.59         145.08            0.00              7   Yes
   194          783.33      0.00            0.00             0.00           0.00            0.00             10   No
   195         5878.04      0.00            0.00         10533.93        3676.58            0.00              7   No
   197         6557.50      0.00            0.00          4553.63        2954.58            0.00              7   No
   198            0.00      0.00            0.00             0.00           0.00            0.00              7   Yes
   201         5600.00      0.00            0.00          2856.08        1803.67            0.00              7   No
   202         3500.00      0.00            0.00             0.00           0.00            0.00              7   No
   205         1875.00      0.00            0.00          5747.29        1882.71            0.00              7   No
   206            0.00      0.00            0.00          6227.07         569.41            0.00              7   No
206.01                                                                                                        7
206.02                                                                                                        7
   209            0.00      0.00            0.00             0.00        3302.79            0.00              7   Yes
   210         1479.17      0.00            0.00          6222.43        1984.25            0.00             10   No
   211            0.00      0.00            0.00          4187.02         718.92            0.00              7   No
   212            0.00      0.00            0.00             0.00           0.00            0.00              7   No
   215            0.00      0.00            0.00          3903.85           0.00            0.00             10   Yes
   216            0.00      0.00            0.00          2281.59           0.00            0.00              7   Yes
   217         1236.51      0.00            0.00          5700.06         440.92            0.00              7   No
   220          278.63      0.00            0.00          6765.83         344.66            0.00              7   No
   223         1524.00      0.00            0.00         10563.08        1643.35            0.00             10   No
   224            0.00      0.00         7583.00             0.00           0.00            0.00             15   No
   225          562.50      0.00            0.00             0.00           0.00            0.00             10   No
   226          783.00      0.00            0.00          5269.51        2753.33            0.00              7   No
   227          716.00      0.00         1334.00          1500.00         696.92            0.00              7   No
   231            0.00      0.00            0.00          3092.57         233.75            0.00              7   No
   232         3518.25      0.00            0.00          2010.91        1395.83            0.00             10   No
   233          439.00      0.00            0.00          3009.54         532.25            0.00              7   No
   234         1066.67      0.00            0.00          1674.83        1376.67            0.00              7   No
   235          195.83      0.00            0.00             0.00           0.00            0.00              7   Yes
   236            0.00      0.00            0.00          1855.36         249.42            0.00              7   No
   237           75.08      0.00            0.00          1384.00         347.00            0.00              7   Yes
   239         1434.00      0.00            0.00          8803.87        1054.92            0.00              7   No
   241            0.00      0.00          834.00           420.99         365.75            0.00              7   No



                                         Interest                                   Remaining
                           Defeasance    Accrual                    Final           Amortization Term
Loan #    Property Type    Permitted     Period        Loan Group   Maturity Date   for Balloon Loans
-------   --------------   -----------   -----------   ----------   -------------   ------------------
     1         Office           Yes       Actual/360        1
     2         Retail           Yes       Actual/360        1
     3         Office           Yes       Actual/360        1                                     360
     5       Industrial         Yes       Actual/360        1
  5.01       Industrial                   Actual/360        1
  5.02       Industrial                   Actual/360        1
  5.03       Industrial                   Actual/360        1
  5.04       Industrial                   Actual/360        1
  5.05       Industrial                   Actual/360        1
  5.06       Industrial                   Actual/360        1
  5.07       Industrial                   Actual/360        1
  5.08       Industrial                   Actual/360        1
  5.09       Industrial                   Actual/360        1
   5.1       Industrial                   Actual/360        1
  5.11       Industrial                   Actual/360        1
  5.12       Industrial                   Actual/360        1
  5.13       Industrial                   Actual/360        1
  5.14       Industrial                   Actual/360        1
  5.15       Industrial                   Actual/360        1
     7         Hotel            Yes       Actual/360        1                                     360
     9         Hotel            Yes       Actual/360        1                                     360
    10         Office           Yes       Actual/360        1                                     360
    15         Retail           Yes       Actual/360        1
    16       Industrial         Yes       Actual/360        1
 16.01       Industrial                   Actual/360        1
 16.02       Industrial                   Actual/360        1
 16.03       Industrial                   Actual/360        1
 16.04       Industrial                   Actual/360        1
 16.05       Industrial                   Actual/360        1
 16.06       Industrial                   Actual/360        1
 16.07       Industrial                   Actual/360        1
 16.08       Industrial                   Actual/360        1
 16.09       Industrial                   Actual/360        1
  16.1       Industrial                   Actual/360        1
 16.11       Industrial                   Actual/360        1
 16.12       Industrial                   Actual/360        1
 16.13       Industrial                   Actual/360        1
 16.14       Industrial                   Actual/360        1
 16.15       Industrial                   Actual/360        1
 16.16       Industrial                   Actual/360        1
 16.17       Industrial                   Actual/360        1
 16.18       Industrial                   Actual/360        1
 16.19       Industrial                   Actual/360        1
  16.2       Industrial                   Actual/360        1
    17         Retail           Yes       Actual/360        1
    18      Multifamily         Yes       Actual/360        2                                     240
    20         Retail           Yes       Actual/360        1
    21         Retail           Yes       Actual/360        1
    22         Retail           Yes       Actual/360        1                                     360
    24      Multifamily         Yes       Actual/360        2                                     360
 24.01      Multifamily                   Actual/360        2                                     360
 24.02      Multifamily                   Actual/360        2                                     360
 24.03      Multifamily                   Actual/360        2                                     360
    30      Manufactured        Yes       Actual/360        2
              Housing
    37      Manufactured        Yes       Actual/360        2
              Housing
    38         Hotel             No       Actual/360        1                                     360
    39       Industrial         Yes       Actual/360        1                                     360
    40         Retail           Yes       Actual/360        1
    42         Office           Yes       Actual/360        1                                     300
    44      Multifamily         Yes       Actual/360        2                                     360
 44.01      Multifamily                   Actual/360        2                                     360
 44.02      Multifamily                   Actual/360        2                                     360
    45         Office           Yes       Actual/360        1                                     300
    47      Self Storage        Yes       Actual/360        1                                     360
 47.01      Self Storage                  Actual/360        1                                     360
 47.02      Self Storage                  Actual/360        1                                     360
 47.03      Self Storage                  Actual/360        1                                     360
    49       Mixed Use          Yes       Actual/360        1                                     360
    51         Retail           Yes       Actual/360        1
    52         Retail           Yes       Actual/360        1
    59       Industrial         Yes       Actual/360        1                                     360
 59.01       Industrial                   Actual/360        1                                     360
 59.02       Industrial                   Actual/360        1                                     360
    60      Manufactured        Yes       Actual/360        2
              Housing
    61      Multifamily         Yes       Actual/360        2
    62         Office           Yes       Actual/360        1                                     360
    63      Multifamily         Yes       Actual/360        2
    64      Multifamily          No         30/360          2                                     360
    67         Retail           Yes       Actual/360        1                                     360
    68         Retail           Yes       Actual/360        1                                     360
    70       Industrial         Yes       Actual/360        1
 70.01       Industrial                   Actual/360        1
 70.02       Industrial                   Actual/360        1
 70.03       Industrial                   Actual/360        1
 70.04       Industrial                   Actual/360        1
 70.05       Industrial                   Actual/360        1
 70.06       Industrial                   Actual/360        1
 70.07       Industrial                   Actual/360        1
 70.08       Industrial                   Actual/360        1
 70.09       Industrial                   Actual/360        1
  70.1       Industrial                   Actual/360        1
 70.11       Industrial                   Actual/360        1
 70.12       Industrial                   Actual/360        1
 70.13       Industrial                   Actual/360        1
    72         Office           Yes       Actual/360        1
    74      Manufactured        Yes       Actual/360        2
              Housing
    76         Office           Yes       Actual/360        1                                     300
    81      Self Storage        Yes       Actual/360        1                                     360
    82         Office            No       Actual/360        1                                     360
    86      Manufactured        Yes       Actual/360        2
              Housing
    88         Office           Yes       Actual/360        1                                     360
    89         Retail           Yes       Actual/360        1                                     360
    90      Multifamily         Yes       Actual/360        2                                     360
    93      Multifamily         Yes       Actual/360        2                                     360
    94         Hotel            Yes       Actual/360        1                                     300
 94.01         Hotel                      Actual/360        1                                     300
 94.02         Hotel                      Actual/360        1                                     300
    95         Office           Yes       Actual/360        1                                     360
    96         Hotel            Yes       Actual/360        1                                     360
    99         Office           Yes       Actual/360        1                                     360
   101         Retail           Yes       Actual/360        1                                     360
   109         Retail           Yes       Actual/360        1                                     360
   111         Hotel            Yes       Actual/360        1                                     360
   114      Manufactured        Yes       Actual/360        2
              Housing
   116         Office           Yes       Actual/360        1                                     360
   117         Office           Yes       Actual/360        1
   119         Office           Yes       Actual/360        1                                     360
   120         Hotel            Yes       Actual/360        1                                     360
   123         Retail           Yes       Actual/360        1                                     360
   124      Manufactured        Yes       Actual/360        2
              Housing
   125      Manufactured        Yes       Actual/360        2
              Housing
   126      Manufactured        Yes       Actual/360        2
              Housing
   128      Multifamily         Yes       Actual/360        2                                     360
   129         Hotel             No       Actual/360        1                                     360
   130         Office           Yes       Actual/360        1                                     360
   135      Manufactured        Yes       Actual/360        2
              Housing
   136      Multifamily         Yes       Actual/360        2                                     360
   137         Hotel            Yes       Actual/360        1
   140         Retail           Yes       Actual/360        1                                     360
   144         Hotel            Yes       Actual/360        1
   145      Manufactured        Yes       Actual/360        2
              Housing
   146      Manufactured        Yes       Actual/360        2
              Housing
   149      Multifamily         Yes       Actual/360        2                                     360
   154      Manufactured        Yes       Actual/360        2
              Housing
   158      Self Storage        Yes       Actual/360        1                                     360
   160         Retail           Yes       Actual/360        1                                     360
   161      Self Storage        Yes       Actual/360        1                                     360
   162      Multifamily         Yes       Actual/360        2                                     360
   163      Manufactured        Yes       Actual/360        2
              Housing
   164         Hotel            Yes       Actual/360        1                                     360
   168         Office           NAP       Actual/360        1                                     360
   169         Retail           Yes       Actual/360        1                                     360
   170      Self Storage         No       Actual/360        1                                     300
   171         Hotel            Yes       Actual/360        1                                     300
   172       Industrial         Yes       Actual/360        1                                     360
   174         Hotel            Yes       Actual/360        1                                     360
   176         Office           Yes       Actual/360        1                                     360
   177         Office            No       Actual/360        1                                     360
   179      Manufactured        Yes       Actual/360        2
              Housing
   180      Manufactured        Yes       Actual/360        2
              Housing
   183      Multifamily         Yes       Actual/360        2                                     360
   184         Retail           Yes       Actual/360        1                                     360
   187      Manufactured        Yes       Actual/360        2
              Housing
   188         Retail           Yes       Actual/360        1                                     360
   190         Office           Yes       Actual/360        1                                     264
   194      Manufactured        Yes       Actual/360        2
              Housing
   195      Multifamily         Yes       Actual/360        2                                     360
   197         Hotel            Yes       Actual/360        1                                     360
   198       Industrial         Yes       Actual/360        1
   201         Hotel            Yes       Actual/360        1                                     300
   202      Multifamily         Yes       Actual/360        2                                     360
   205      Multifamily          No       Actual/360        2                                     360
   206      Manufactured        Yes       Actual/360        2
              Housing
206.01      Manufactured                  Actual/360        2
              Housing
206.02      Manufactured                  Actual/360        2
              Housing
   209         Retail           Yes       Actual/360        1                                     360
   210      Multifamily          No         30/360          2                                     360
   211         Office           Yes       Actual/360        1                                     360
   212         Retail           Yes       Actual/360        1                                     360
   215         Retail           Yes       Actual/360        1                                     300
   216         Retail           Yes       Actual/360        1                                     360
   217       Mixed Use          Yes       Actual/360        1                                     300
   220         Office           Yes       Actual/360        1                                     360
   223      Multifamily         Yes       Actual/360        2                                     360
   224       Industrial         Yes       Actual/360        1                                     360
   225       Mixed Use          Yes       Actual/360        2
   226      Multifamily         Yes       Actual/360        2                                     360
   227         Retail           Yes       Actual/360        1                                     360
   231      Manufactured        Yes       Actual/360        2
              Housing
   232         Hotel            Yes       Actual/360        1                                     360
   233         Retail           Yes       Actual/360        1                                     360
   234      Multifamily         Yes       Actual/360        2                                     360
   235         Retail           Yes       Actual/360        1                                     360
   236      Manufactured        Yes       Actual/360        2
              Housing
   237         Retail           Yes       Actual/360        1                                     360
   239       Industrial         Yes       Actual/360        1                                     360
   241       Mixed Use          Yes       Actual/360        1                                     360


                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

               (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

               (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

               (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

               (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof, between Capmark and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof, between Capmark and Seller).

               (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

               (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. In the case of a Mortgaged Property operated as a hotel, to the Seller's knowledge as of the origination date of the related Mortgage Loan, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below). As of the Closing Date, to the Seller's knowledge, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below). No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

               (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

               (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy, a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located, covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

               (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related assignment of leases and rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of assignment of leases and rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

               (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from acts generally including fraud or material misrepresentation by the related Mortgagor and/or its principals. Additionally, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and at least one individual or entity shall be liable to the Seller for any losses incurred by the Seller, its successors and assigns, generally due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any act of actual waste, and (iii) any breach of the environmental covenants contained in the related Mortgage Loan documents.

                      (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

                      (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

                      (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

               (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

               (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an allocated loan amount which may be formula based, but in no event less than 125% of the allocated loan amount, or (b) in the event the portion of the Mortgaged Property being released shall not have been given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

               (13) As of the Closing Date, there is no payment default, giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

               (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of such Mortgage Loan, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and
(b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

                      (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or, except for ARD Loans, negative amortization is due thereon.

                      (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

                      (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

               (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws, and regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

               (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgage Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

               (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property) have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

               (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, none of the improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and no improvements on adjoining properties encroach upon such Mortgaged Property, except in each case for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

               (19) (a) Except with respect to repairs estimated to cost less than $5,000 in the aggregate, as of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

                      (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

               (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property), satisfy the following conditions:

                      (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

                      (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

                      (c) such Ground Lease or another agreement received by the originator of the Mortgage Loan from the ground lessor provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

                      (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

                      (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

                      (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

                      (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

                      (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

                      (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

               (21) (a) An Environmental Site Assessment performed in connection with the origination of the related Mortgage Loan was obtained and reviewed by the Seller and a copy is included in the Servicing File.

                      (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require (x) any expenditure less than or equal to 5% of the outstanding principal balance of the Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws or (y) any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which , in connection with this clause (y), adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may include the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or
                      (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

                      (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
                      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

                      (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                      (e) Each of the Mortgage Loans which is covered by an environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I and has an outstanding principal balance not greater than $3,000,000, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

               (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; and (f) windstorm coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to a deductible equal to or less than 5% of the insurable value of the Mortgaged Property); all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least A-:VIII from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investor Services, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in connection with the origination of the related Mortgage Loan in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A-:VIII by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investor Services, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

               (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

               (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

               (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller's, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with the Seller's servicing standards.

               (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

               (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

               (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

               (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

               (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

               (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date on the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2)). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

               (32) Each of the Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

               (33) Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

               (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires either (a) the prior written consent of, and compliance with the conditions set by, the holder of the Mortgage Loan to any defeasance, or (b)(i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section
1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in paragraph (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (i) a REMIC opinion and (ii) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

               (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

               (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

               (37) Any material non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

               (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

               (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans, has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

               (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

               (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

               (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism (provided that such insurance coverage is generally available at commercially reasonable rates and, in circumstances where such insurance is not expressly required, that any request on the part of the mortgagee that the related borrower maintain such insurance is reasonable). Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from ) acts of terrorism.

               (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

Defined Terms:

               The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

               The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

               The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

               The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

               The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

               The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

               The term "in reliance on" shall mean that:

                      (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                      (b) that the information contained in such document or
               otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                      (c) the Seller's reliance on such document or other
               information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                      (d) although the Seller is under no obligation to verify
               independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

               The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

               The term "Permitted Encumbrances" shall mean:

                      (a) the lien of current real property taxes, water
               charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                      (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                      (c) other matters to which like properties are commonly
               subject, and

                      (d) the rights of tenants, as tenants only, whether under
               ground leases or space leases at the Mortgaged Property.

                       which together do not materially and adversely affect the
               related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

               Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or any servicer that has serviced the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

                                     None.

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

                                     None.

                                    EXHIBIT C


                              JPMCC 2007 -- CIBC19

                          Exceptions to Representations


Representation #(4)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------

        16         AmeriCold Portfolio                The Mortgaged Property secures the Mortgage Loan
                                                      (consisting of a Fixed Rate A-2-C Note), a Fixed Rate
                                                      A-1-A Note, a Fixed Rate A-1-B Note, a Fixed Rate A-2-A
                                                      Note and a Fixed Rate A-2-B Note (each of which is pari
                                                      passu with the Mortgage Loan and is not included in the
                                                      trust fund).
-----------------  ---------------------------------  --------------------------------------------------------
        1          599 Lexington Avenue               The Mortgaged Property secures the Mortgage Loan
                                                      (consisting of a Fixed Rate A-2 Note), a Fixed Rate A-1
                                                      Note, a Fixed Rate A-3 Note, and a Fixed Rate A-4 Note
                                                      (each of which is pari passu with the Mortgage Loan and
                                                      is not included in the trust fund).
-----------------  ---------------------------------  --------------------------------------------------------
        96         Holiday Inn Express - Temecula     The Mortgaged Property secures the Mortgage Loan and a
                                                      B-Note held by CBA-Mezzanine Capital Finance, LLC.
-----------------  ---------------------------------  --------------------------------------------------------
       123         Veteran's Parkway                  The Mortgaged Property secures the Mortgage Loan and a
                                                      B-Note held by CBA-Mezzanine Capital Finance, LLC.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(6)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        16         AmeriCold Portfolio                The Mortgaged Property secures the Mortgage Loan
                                                      (consisting of a Fixed Rate A-2-C Note), a Fixed Rate
                                                      A-1-A Note, a Fixed Rate A-1-B Note, a Fixed Rate A-2-A
                                                      Note and a Fixed Rate A-2-B Note (each of which is pari
                                                      passu with the Mortgage Loan and is not included in the
                                                      trust fund).
-----------------  ---------------------------------  --------------------------------------------------------
       109         Village Greens of Annapolis        The Mortgaged Loan is structured as an indemnity deed
                                                      of trust ("IDOT"), under which the Mortgage Note is
                                                      secured by an indemnity guaranty, which indemnity
                                                      guaranty is secured by the fee interest in the
                                                      Mortgaged Property. The guarantor of the Mortgage Note
                                                      owns the Mortgaged Property and thus has an interest in
                                                      the lease payments.

                                                      Eastern Petroleum Corp, a tenant at the Mortgaged
                                                      Property, has a right to purchase an outparcel at the
                                                      Mortgaged Property if that outparcel is subdivided
                                                      during the term of the Mortgage Loan.
-----------------  ---------------------------------  --------------------------------------------------------
       211         9 Park Center Court                The Mortgaged Loan is structured as an indemnity deed
                                                      of trust ("IDOT"), under which the Mortgage Note is
                                                      secured by an indemnity guaranty, which indemnity
                                                      guaranty is secured by the fee interest in the
                                                      Mortgaged Property. The guarantor of the Mortgage Note
                                                      owns the Mortgaged Property and thus has an interest in
                                                      the lease payments.
-----------------  ---------------------------------  --------------------------------------------------------
        1          599 Lexington Avenue               The Mortgaged Property secures the Mortgage Loan
                                                      (consisting of a Fixed Rate A-2 Note), a Fixed Rate A-1
                                                      Note, a Fixed Rate A-3 Note, and a Fixed Rate A-4 Note
                                                      (each of which is pari passu with the Mortgage Loan and
                                                      is not included in the trust fund).
-----------------  ---------------------------------  --------------------------------------------------------
       111         Marcus Whitman Hotel               Certain individuals have a life estate in three of the
                                                      units in the hotel located on the Mortgaged Property.
                                                      The life estates will automatically be extinguished
                                                      upon the death of the life estate holder and their
                                                      interest in the fee will automatically revert back to
                                                      the Mortgagor without any payment.
-----------------  ---------------------------------  --------------------------------------------------------
       224         Autrans USA                        Ability Works, Inc., a tenant at the Mortgaged
                                                      Property, has a right to purchase the Mortgaged
                                                      Property.
-----------------  ---------------------------------  --------------------------------------------------------
       101         Coral Hills Shopping Center        The Mortgaged Loan is structured as an indemnity deed
                                                      of trust ("IDOT"), under which the Mortgage Note is
                                                      secured by an indemnity guaranty, which indemnity
                                                      guaranty is secured by the fee interest in the
                                                      Mortgaged Property. The guarantor of the Mortgage Note
                                                      owns the Mortgaged Property and thus has an interest in
                                                      the lease payments.
-----------------  ---------------------------------  --------------------------------------------------------
        70         Osprey Portfolio - Michigan        The following lessees at the Mortgaged Property,
                                                      Landslide Skate Park, LLC, Freer Tool & Die, Inc. and
                                                      Excel Industrial Electronics, Inc., have the right to
                                                      purchase their respective properties; however, the
                                                      lessees have agreed not to exercise their respective
                                                      options during the term of the Mortgage Loan without
                                                      the consent of the mortgagee.
-----------------  ---------------------------------  --------------------------------------------------------
        10         Temple U Health System             The Mortgage Loan is structured with a master lease to
                   Headquarters                       take advantage of historic tax credits. As part of that
                                                      structure, the Mortgagor has master leased the
                                                      Mortgaged Property to an affiliate entity. The master
                                                      lessee subleases the property to the ultimate tenants
                                                      of the Mortgaged Property. The master lease is
                                                      subordinate to the Mortgage Loan.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(7)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       109         Village Greens of Annapolis        Because the Mortgage Loan is structured for tax
                                                      purposes as an IDOT, the guarantor of the Mortgage Note
                                                      is the owner of the related Mortgaged Property instead
                                                      of the related Mortgagor.

                                                      Eastern Petroleum Corp, a tenant at the Mortgaged
                                                      Property, has a right to purchase an outparcel at the
                                                      Mortgaged Property if that outparcel is subdivided
                                                      during the term of the Mortgage Loan.
-----------------  ---------------------------------  --------------------------------------------------------
       211         9 Park Center Court                Because the Mortgage Loan is structured for tax
                                                      purposes as an IDOT, the guarantor of the Mortgage Note
                                                      is the owner of the related Mortgaged Property instead
                                                      of the related Mortgagor.
-----------------  ---------------------------------  --------------------------------------------------------
       111         Marcus Whitman Hotel               Certain individuals have a life estate in three of the
                                                      units in the hotel located on the Mortgaged Property.
                                                      The life estates will automatically be extinguished
                                                      upon the death of the life estate holder and their
                                                      interest in the fee will automatically revert back to
                                                      the Mortgagor without any payment.
-----------------  ---------------------------------  --------------------------------------------------------
       224         Autrans USA                        Ability Works, Inc., a tenant at the Mortgaged
                                                      Property, has a right to purchase the Mortgaged
                                                      Property.
-----------------  ---------------------------------  --------------------------------------------------------
       101         Coral Hills Shopping Center        Because the Mortgage Loan is structured for tax
                                                      purposes as an IDOT, the guarantor of the Mortgage Note
                                                      is the owner of the related Mortgaged Property instead
                                                      of the related Mortgagor.
-----------------  ---------------------------------  --------------------------------------------------------
        70         Osprey Portfolio-Michigan          The following lessees at the Mortgaged Property,
                                                      Landslide Skate Park, LLC, Freer Tool & Die, Inc. and
                                                      Excel Industrial Electronics, Inc., have the right to
                                                      purchase their respective properties; however, the
                                                      lessees have agreed not to exercise their respective
                                                      options during the term of the Mortgage Loan without
                                                      the consent of the mortgagee.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(10(a))


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       177         Bennett Center                     There is no individual or entity other than the
                                                      Mortgagor who is liable for the non-recourse carveouts.
-----------------  ---------------------------------  --------------------------------------------------------
        1          599 Lexington Avenue               There is no individual or entity other than the
                                                      Mortgagor who is liable for the non-recourse
                                                      environmental carveouts.

                                                      The environmental indemnity contains a 1 year sunset
                                                      provision.
-----------------  ---------------------------------  --------------------------------------------------------
        88         Neways Office Building             There is no individual or entity other than the
                                                      Mortgagor who is liable for the non-recourse carveouts.
-----------------  ---------------------------------  --------------------------------------------------------
        3          Sabre Headquarters                 There is no individual or entity other than the
                                                      Mortgagor who is liable for the environmental
                                                      non-recourse carveouts.
-----------------  ---------------------------------  --------------------------------------------------------
        52         Lenox Plaza Shopping Center        There is no individual or entity other than the
                                                      Mortgagor who is liable for the non-recourse carveouts.
-----------------  ---------------------------------  --------------------------------------------------------
       198         The Examiner Building              There is no individual or entity other than the
                                                      Mortgagor who is liable for the non-recourse carveouts.
-----------------  ---------------------------------  --------------------------------------------------------
       232         Hampton Inn Dry Ridge              In order to comply with Kentucky law, which imposes
                                                      certain limits on guarantor liability, the liability in
                                                      the guaranty related to the Mortgage Loan has been
                                                      capped at $9,000,000 (3 times the original loan
                                                      amount), subject to adjustment for interest and
                                                      reasonable attorneys' fees.
-----------------  ---------------------------------  --------------------------------------------------------
        39         Airport Industrial Center          In order to comply with Kentucky law, which imposes
                                                      certain limits on guarantor liability, the liability in
                                                      the guaranty related to the Mortgage Loan has been
                                                      capped at $60,750,000 (almost 3 times the original loan
                                                      amount), subject to adjustment for interest and
                                                      reasonable attorneys' fees.
-----------------  ---------------------------------  --------------------------------------------------------
       190         All Star Signature Properties      In order to comply with Kentucky law, which imposes
                                                      certain limits on guarantor liability, the liability in
                                                      the guaranty related to the Mortgage Loan has been
                                                      capped at $14,400,000 (3 times the original loan
                                                      amount), subject to adjustment for interest and
                                                      reasonable attorneys' fees.
-----------------  ---------------------------------  --------------------------------------------------------
       241         Oakbrook Station                   In order to comply with Kentucky law, which imposes
                                                      certain limits on guarantor liability, the liability in
                                                      the guaranty related to the Mortgage Loan has been
                                                      capped at $6,450,000 (3 times the original loan
                                                      amount), subject to adjustment for interest and
                                                      reasonable attorneys' fees.

                                                      The environmental indemnity contains a 5 year sunset
                                                      provision.
-----------------  ---------------------------------  --------------------------------------------------------
        89         Pleasant Valley Plaza              There is no individual or entity other than the
                                                      Mortgagor who is liable for the non-recourse carveouts.
-----------------  ---------------------------------  --------------------------------------------------------
        21         Crossroads Center                  The environmental indemnity contains a 5 year sunset
                                                      provision.
-----------------  ---------------------------------  --------------------------------------------------------
        82         4600 Powder Mill Road              There is no individual or entity other than the
                                                      Mortgagor who is liable for the non-recourse carveouts.
-----------------  ---------------------------------  --------------------------------------------------------
        5          Cabot Industrial Portfolio V       There is no individual or entity other than the
                                                      Mortgagor who is liable for the environmental
                                                      non-recourse carveouts.
-----------------  ---------------------------------  --------------------------------------------------------
        2          River City Marketplace             There is no individual or entity other than the
                                                      Mortgagor who is liable for the environmental
                                                      non-recourse carveouts.
-----------------  ---------------------------------  --------------------------------------------------------
        40         Las Palmas Shopping Center         There is no individual or entity other than the
                                                      Mortgagor who is liable for the environmental
                                                      non-recourse carveouts.
-----------------  ---------------------------------  --------------------------------------------------------
        51         River City Plaza Shopping Center   The environmental indemnity contains a 3 year sunset
                                                      provision.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(10(c))


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       109         Village Greens of Annapolis        The Mortgage Loan is structured as an IDOT, and while
                                                      the related Mortgagor was the maker of the Mortgage
                                                      Note, the Mortgage was given by the indemnity guarantor.
-----------------  ---------------------------------  --------------------------------------------------------
       211         9 Park Center Court                The Mortgage Loan is structured as an IDOT, and while
                                                      the related Mortgagor was the maker of the Mortgage
                                                      Note, the Mortgage was given by the indemnity guarantor.
-----------------  ---------------------------------  --------------------------------------------------------
       101         Coral Hills Shopping Center        The Mortgage Loan is structured as an IDOT, and while
                                                      the related Mortgagor was the maker of the Mortgage
                                                      Note, the Mortgage was given by the indemnity guarantor.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(10(d))


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        70         Osprey Portfolio-Michigan          The terms of the respective Mortgage Loan documents
                                                      were modified after the Cut-off Date to establish an
                                                      escrow for taxes on a parcel of land that the Mortgagor
                                                      intends to acquire as contemplated by the Mortgage Loan
                                                      documents. Additionally, the Mortgagor shall take all
                                                      steps necessary to ensure that no part of the remaining
                                                      Mortgaged Property shall be part of a tax lot which
                                                      includes any portion of the Gentz Release Parcel and
                                                      the Gentz New Parcel shall be part of a tax lot that is
                                                      wholly owned by the Mortgagor and is pledged as
                                                      collateral under the Mortgage Loan.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(12)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        16         AmeriCold Portfolio                Each AmeriCold Portfolio property may be released from
                                                      the lien of the Mortgage upon defeasance of an amount
                                                      equal to between 105% and 115% of the allocated loan
                                                      amount.

                                                      The Mortgagor may obtain a release of an individual
                                                      Mortgaged Property by substituting its interest in
                                                      other properties as collateral during the term of the
                                                      Mortgage Loan, subject to certain conditions as set
                                                      forth in the related Mortgage Loan documents.
-----------------  ---------------------------------  --------------------------------------------------------
       168         2150/2250 Butterfield              The 2250 building of the 2150/2250 Butterfield property
                                                      may be released from the lien of the Mortgage upon
                                                      defeasance of an amount equal to 110% of the allocated
                                                      loan amount.
-----------------  ---------------------------------  --------------------------------------------------------
       224         Autrans USA                        The Autrans USA Mortgage Loan and Promax Logistics
                                                      Mortgage Loan are cross-collateralized. The Autrans USA
                                                      property may be released from the cross
                                                      collateralization provisions of the Mortgage Loan
                                                      documents upon escrowing $302,100.
-----------------  ---------------------------------  --------------------------------------------------------
        5          Cabot Industrial Portfolio V       Each Cabot Industrial Portfolio V property may be
                                                      released from the lien of the Mortgage upon defeasance
                                                      of an amount equal to 115% of the allocated loan amount.

                                                      The Mortgagor may obtain a release of an individual
                                                      Mortgaged Property by substituting its interest in
                                                      other properties as collateral during the term of the
                                                      Mortgage Loan, subject to certain conditions as set
                                                      forth in the related Mortgage Loan documents.
-----------------  ---------------------------------  --------------------------------------------------------
        70         Osprey Portfolio-Michigan          Each Osprey Portfolio-Michigan property may be released
                                                      from the lien of the Mortgage upon defeasance of an
                                                      amount equal to 110% of the allocated loan amount.

                                                      The Mortgagor may obtain a release of an individual
                                                      Mortgaged Property by substituting its interest in
                                                      other properties as collateral during the term of the
                                                      Mortgage Loan, subject to certain conditions as set
                                                      forth in the related Mortgage Loan documents.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(14(a))


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        2          River City Marketplace             The value of the Mortgaged Property is based upon the
                                                      appraiser's $140,000,000 "as stabilized" value (as
                                                      compared with a $111,100,000 "as-is" value) and assumes
                                                      build-out and occupancy of space that has not yet
                                                      occurred. The mortgagee established escrows at
                                                      origination in the amount of $8,718,598 relating to the
                                                      lease-up of the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(16)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       128         Brookmeadow                        The Mortgaged Property is nonconforming due to a
                                                      setback violation. Additionally, law and ordinance
                                                      coverage is not in place. In lieu of law and ordinance
                                                      coverage, the Mortgage Loan is recourse to the extent
                                                      of losses incurred due to the failure of the Mortgaged
                                                      Property to comply with applicable zoning requirements.
-----------------  ---------------------------------  --------------------------------------------------------
        88         Neways Office Building             The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 15 spaces. There are 267
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       183         Carriage Court Apartments          The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 88 spaces. There are 239
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
        52         Lenox Plaza Shopping Center        The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 45 spaces. There are 200
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       205         Beyerwood Apartments               The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 39 spaces. There are 61
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
        93         Greenbriar Hills Apartments        The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 10 spaces. There are 397
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       226         3145 Rochambeau Avenue             The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 23 spaces. There are no
                                                      existing striped parking spaces at the Mortgaged
                                                      Property.
-----------------  ---------------------------------  --------------------------------------------------------
       184         Redners Market-Reading, PA         The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 4 spaces. There are 233
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       195         Timber Ridge Apartments            The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 28 spaces. There are 335
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       202         Brighton Court Apartments          The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 52 spaces. There are 194
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
        82         4600 Powder Mill Road              As of the date of origination, two tenants in occupancy
                                                      at the Mortgaged Property do not have valid
                                                      certificates of occupancy. The Mortgagor has a
                                                      post-closing obligation to provide, by August 14, 2007,
                                                      evidence satisfactory to the mortgagee that the
                                                      certificates have been issued.
-----------------  ---------------------------------  --------------------------------------------------------
        18         Pike Run Village                   As of the date of origination, one of the builidings at
                                                      the Mortgaged Property does not have valid certificates
                                                      of occupancy. Pursuant to an undelivered items letter,
                                                      the Mortgagor has agreed to obtain valid, permanent
                                                      certificates of occupancy within 120 days of
                                                      origination.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(17)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       215         Walgreens-Mt. Laurel, NJ           As of the date of origination, the related Mortgaged
                                                      Property was part of a larger tax parcel. Pursuant to
                                                      an undelivered items letter, the Mortgagor has agreed
                                                      to obtain a separate tax identification number for the
                                                      Mortgaged Property within 300 days of origination.
                                                      Taxes for the entire period will be escrowed until a
                                                      separate tax identification number is obtained.
-----------------  ---------------------------------  --------------------------------------------------------
       227         Trinidad Plaza                     As of the date of origination, the related Mortgaged
                                                      Property was part of a larger tax parcel. The Mortgagor
                                                      has agreed to obtain a separate tax identification
                                                      number for the Mortgaged Property. Taxes for the entire
                                                      period will be escrowed until a separate tax
                                                      identification number is obtained.
-----------------  ---------------------------------  --------------------------------------------------------
        70         Osprey Portfolio-Michigan          Pursuant to the Mortgage Loan documents, a portion of
                                                      the Mortgaged Property ("Gentz Release Parcel") may
                                                      swapped for an adjacent parcel ("Gentz New Parcel")
                                                      that is not a part of the Mortgaged Property. Taxes for
                                                      both parcels will be escrowed until tax parcel
                                                      identification numbers are assigned.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(18)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       146         Brookwood MHC                      Certain improvements at the Mortgaged Property,
                                                      including portions of mobile homes, garages and sheds,
                                                      lie outside the boundary lines. The Mortgage Loan is
                                                      recourse to the extent of the cost required to comply
                                                      with applicable building and zoning codes.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(19(a))


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       177         Bennett Center                     The mortgagee waived escrows for immediate repairs in
                                                      the amount of $9,113 recommended by the property
                                                      condition report.
-----------------  ---------------------------------  --------------------------------------------------------
        19         Pike Rune Village                  The mortgagee waived escrows for immediate repairs in
                                                      the amount of $8,700 recommended by the property
                                                      condition report.
-----------------  ---------------------------------  --------------------------------------------------------
        7          St. Julien Hotel & Spa             The mortgagee waived escrows for immediate repairs in
                                                      the amount of $13,000 recommended by the property
                                                      condition report.
-----------------  ---------------------------------  --------------------------------------------------------
       187         North Creek MHC                    The mortgagee waived escrows for immediate repairs in
                                                      the amount of $10,591 recommended by the property
                                                      condition report.
-----------------  ---------------------------------  --------------------------------------------------------
        64         Park Place Apartments              The mortgagee waived escrows for immediate repairs in
                                                      the amount of $5,400 recommended by the property
                                                      condition report.
-----------------  ---------------------------------  --------------------------------------------------------
        67         Haymarket Square                   The mortgagee waived escrows for immediate repairs in
                                                      the amount of $8,000 recommended by the property
                                                      condition report.
-----------------  ---------------------------------  --------------------------------------------------------
       212         Westdale Shopping Center           The mortgagee waived escrows for immediate repairs in
                                                      the amount of $43,019 recommended by the property
                                                      condition report.
-----------------  ---------------------------------  --------------------------------------------------------
       116         Meridian Center I                  The mortgagee waived escrows for immediate repairs in
                                                      the amount of $5,150 recommended by the property
                                                      condition report.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(19)(b)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       144         Fairfield Inn LN                   The Pennsylvania Department of Transportation has
                                                      notified the Mortgagor that it may condemn a portion of
                                                      the parking area of the Mortgaged Property in
                                                      connection with improvements to an adjoining roadway.
-----------------  ---------------------------------  --------------------------------------------------------
        94         Country Inn & Best Western         The North Carolina Department of Transportation has
                                                      indicated that it may condemn a portion of the
                                                      Mortgaged Property in connection with improvements to
                                                      an adjoining roadway.
-----------------  ---------------------------------  --------------------------------------------------------
       197         Holiday Inn-Weirton                The West Virginia Department of Transportation has
                                                      initiated a condemnation proceeding to condemn a
                                                      portion of the Mortgaged Property in connection with
                                                      improvements to an adjoining roadway.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(20(a-i))


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        7          St. Julien Hotel & Spa             The foundation tie backs for a portion of the
                                                      improvements extends into contiguous parcels owned by
                                                      the City of Boulder Central Area General Improvement
                                                      District pursuant to a ground lease expiring on May 7,
                                                      2023 in consideration of $1 annual rental payments. The
                                                      ground lease has been prepaid for its entire term.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(20(d))


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        68         Braker Lane Crossing               The Ground Lease does not provide that the mortgagee's
                                                      consent is required to amend, modify, cancel or
                                                      terminate the Ground Lease.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(20(f))



-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        68         Braker Lane Crossing               The Ground Lease does not provide that the mortgagee
                                                      has the right to enter into a new lease following the
                                                      termination of the Ground Lease or rejection thereof by
                                                      a bankruptcy trustee or similar party.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(21(b))



-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        16         AmeriCold Portfolio                The Environmental Site Assessment recommended the
                                                      implementation of an asbestos O&M Plan, but it was not
                                                      required by the mortgagee at closing.
-----------------  ---------------------------------  --------------------------------------------------------
       144         Fairfield Inn LN                   The Environmental Site Assessment recommended the
                                                      implementation of an asbestos O&M Plan, but it was not
                                                      required by the mortgagee at closing.
-----------------  ---------------------------------  --------------------------------------------------------
        68         Braker Lane Crossing               The Environmental Site Assessment recommended the
                                                      implementation of an asbestos O&M Plan, but it was not
                                                      required by the mortgagee at closing.
-----------------  ---------------------------------  --------------------------------------------------------
        81         DL Storage                         The Environmental Site Assessment recommended the
                                                      implementation of an asbestos O&M Plan, but it was not
                                                      required by the mortgagee at closing.
-----------------  ---------------------------------  --------------------------------------------------------
        5          Cabot Industrial Portfolio V       The Environmental Site Assessment recommended the
                                                      implementation of an asbestos O&M Plan, but it was not
                                                      required by the mortgagee at closing.
-----------------  ---------------------------------  --------------------------------------------------------
       210         109 Highland Ave                   The Environmental Site Assessment recommended the
                                                      implementation of an asbestos O&M Plan, but it was not
                                                      required by the mortgagee at closing.
-----------------  ---------------------------------  --------------------------------------------------------
       116         Meridian Center I                  The Environmental Site Assessment recommended the
                                                      implementation of an asbestos O&M Plan, but it was not
                                                      required by the mortgagee at closing.
-----------------  ---------------------------------  --------------------------------------------------------
        70         Osprey Portfolio-Michigan          The Environmental Site Assessment recommended the
                                                      implementation of an asbestos O&M Plan, but it was not
                                                      required by the mortgagee at closing.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(21(d))



-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       109         Village Greens of Annapolis        This loan is secured by an IDOT. The indemnity
                                                      guarantor and not the Mortgagor, is required to comply
                                                      with environmental laws and regulations.
-----------------  ---------------------------------  --------------------------------------------------------
       211         9 Park Center Court                This loan is secured by an IDOT. The indemnity
                                                      guarantor and not the Mortgagor, is required to comply
                                                      with environmental laws and regulations.
-----------------  ---------------------------------  --------------------------------------------------------
        1          599 Lexington Avenue               The environmental indemnity contains a 1 year sunset
                                                      provision.
-----------------  ---------------------------------  --------------------------------------------------------
       241         Oakbrook Station                   The environmental indemnity contains a 5 year sunset
                                                      provision.
-----------------  ---------------------------------  --------------------------------------------------------
        21         Crossroads Center                  The environmental indemnity contains a 5 year sunset
                                                      provision.
-----------------  ---------------------------------  --------------------------------------------------------
       101         Coral Hills Shopping Center        This loan is secured by an IDOT. The indemnity
                                                      guarantor and not the Mortgagor, is required to comply
                                                      with environmental laws and regulations.
-----------------  ---------------------------------  --------------------------------------------------------
        51         River City Plaza Shopping Center   The environmental indemnity contains a 3 year sunset
                                                      provision.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(22)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       128         Brookmeadow                        So long as an event of default has not occurred or is
                                                      continuing, Mortgagor may maintain all-risk insurance
                                                      and comprehensive commercial general liability
                                                      insurance with a deductible that does not exceed
                                                      $50,000. The guarantor is responsible for all
                                                      deductibles that the Mortgagor fails to pay.
-----------------  ---------------------------------  --------------------------------------------------------
        90         York                               So long as an event of default has not occurred or is
                                                      continuing, Mortgagor may maintain all-risk insurance
                                                      and comprehensive commercial general liability
                                                      insurance with a deductible that does not exceed
                                                      $50,000. The guarantor is responsible for all
                                                      deductibles that the Mortgagor fails to pay.
-----------------  ---------------------------------  --------------------------------------------------------
       149         Woodfield                          So long as an event of default has not occurred or is
                                                      continuing, Mortgagor may maintain all-risk insurance
                                                      and comprehensive commercial general liability
                                                      insurance with a deductible that does not exceed
                                                      $50,000. The guarantor is responsible for all
                                                      deductibles that the Mortgagor fails to pay.
-----------------  ---------------------------------  --------------------------------------------------------
        3          Sabre Headquarters                 Mortgagor may maintain all-risk insurance with a
                                                      deductible that does not exceed $1,000,000.
                                                      Additionally, Mortgagor may maintain comprehensive
                                                      commercial general liability insurance with a
                                                      deductible that does not exceed $350,000. The guarantor
                                                      is responsible for all deductibles that the Mortgagor
                                                      fails to pay.

                                                      The Mortgagor is required to carry Insurance Policies
                                                      having a claims paying ability rating of "A" or better
                                                      (and the equivalent thereof) by at least two (2) of the
                                                      rating agencies rating the certificates, or, if only
                                                      one rating agency is rating the certificates, then only
                                                      by such rating agency; provided, however, that (i) the
                                                      first layer of coverage under such insurance will be
                                                      provided by carriers with a minimum financial strength
                                                      rating by S&P of "A" or better; (ii) 60% (75% if there
                                                      are four or fewer members in the syndicate) of the
                                                      aggregate limits under such Insurance Policies must be
                                                      provided by carriers with a minimum financial strength
                                                      rating from S&P of "A" or better and (iii) a financial
                                                      strength rating from S&P of at least "BBB".
-----------------  ---------------------------------  --------------------------------------------------------
        39         Airport Industrial Center          Mortgagor may maintain comprehensive commercial general
                                                      liability insurance with a deductible that does not
                                                      exceed $10,000.
-----------------  ---------------------------------  --------------------------------------------------------
       177         Bennett Center                     On the origination date, the mortgagee accepted
                                                      comprehensive commercial general liability insurance
                                                      that provides for a deductible of $1,000.
-----------------  ---------------------------------  --------------------------------------------------------
        16         AmeriCold Portfolio                Mortgagor may maintain all-risk insurance with a
                                                      deductible that does not exceed $250,000.

                                                      The Mortgage Loan documents also provide for a
                                                      earthquake and flood deductible of 5% of the insured
                                                      value of the Mortgaged Property.

                                                      For so long as five (5) or more insurance carriers are
                                                      providing the Insurance Policies, at least sixty
                                                      percent (60%) of such coverage shall be provided by
                                                      insurance companies having a claims paying ability
                                                      rating of "A " or better by S&P with the remaining
                                                      forty percent (40%) of such coverage being provided by
                                                      insurance companies having a claims paying ability
                                                      rating of "BBB " or better by S&P; provided, however,
                                                      with respect to the first One Hundred Million and
                                                      No/100 Dollars ($100,000,000.00) of coverage under such
                                                      Insurance Policies, not more than twenty percent (20%)
                                                      of such coverage shall be provided by insurance
                                                      companies with a claims paying ability rating lower
                                                      than "A " by S&P (but in no event lower than "BBB " by
                                                      S&P). In the event that four (4) or fewer insurance
                                                      carriers are providing the Insurance Policies, at least
                                                      seventy-five (75%) of such coverage shall be provided
                                                      by insurance companies having a claims paying ability
                                                      rating of "A " or better by S&P, with the remaining
                                                      twenty-five percent (25%) of such coverage being
                                                      provided by insurance companies having a claims paying
                                                      ability rating of "BBB-" or better by S&P.
-----------------  ---------------------------------  --------------------------------------------------------
        88         Neways Office Building             Mortgagor may maintain all-risk insurance and
                                                      comprehensive commercial general liability insurance
                                                      with a deductible that does not exceed $100,000. The
                                                      guarantor is responsible for these deductibles if the
                                                      Mortgagor fails to pay.
-----------------  ---------------------------------  --------------------------------------------------------
        38         Hampton Inn Coconut Grove          Mortgagor may maintain comprehensive commercial general
                                                      liability insurance with a deductible that does not
                                                      exceed $10,000. The Mortgage Loan documents also
                                                      provide for a windstorm deductible of 10% of the
                                                      insured value of the Mortgaged Property. The guarantor
                                                      is responsible for these deductibles if the Mortgagor
                                                      fails to pay.
-----------------  ---------------------------------  --------------------------------------------------------
       205         Beyerwood Apartments               Mortgagor may maintain comprehensive commercial general
                                                      liability insurance with a deductible that does not
                                                      exceed $1,000.
-----------------  ---------------------------------  --------------------------------------------------------
        93         Greenbriar Hills Apartments        Mortgagor may maintain comprehensive commercial general
                                                      liability insurance with a deductible that does not
                                                      exceed $5,000.
-----------------  ---------------------------------  --------------------------------------------------------
        61         Chowder Bay Apartments             Mortgagor may maintain comprehensive commercial general
                                                      liability insurance with a deductible that does not
                                                      exceed $2,500.
-----------------  ---------------------------------  --------------------------------------------------------
       195         Timber Ridge Apartments            Mortgagor may maintain comprehensive commercial general
                                                      liability insurance with a deductible that do not
                                                      exceed $2,500.
-----------------  ---------------------------------  --------------------------------------------------------
        1          599 Lexington Avenue               Mortgagor may maintain all-risk insurance with a
                                                      deductible that does not exceed $100,000 and windstorm
                                                      insurance with a deductible that does not exceed
                                                      $1,000,000.

                                                      The Mortgagor also is permitted to use a syndicate of
                                                      insurance providers so long as sixty percent (60%)
                                                      (seventy-five percent (75%) if there are four or fewer
                                                      members in the syndicate) of the aggregate limits under
                                                      such Insurance Policies must be provided by carriers
                                                      with a minimum financial strength rating from S&P of
                                                      "A-" or better; provided however, that up to twenty
                                                      percent (20%) of the Insurance Policies may be issued
                                                      by insurance companies that are not rated by any rating
                                                      agency provided that (i) any such un-rated insurer has
                                                      an A.M. Best rating of at least "A-X" and (ii) no
                                                      un-rated insurer provides the primary later of
                                                      insurance coverage.
-----------------  ---------------------------------  --------------------------------------------------------
        99         Corinthian Colleges                Mortgagor may maintain all-risk insurance with a
                                                      deductible that does not exceed $100,000.
-----------------  ---------------------------------  --------------------------------------------------------
       215         Walgreens-Mt. Laurel, NJ           Walgreens, the sole tenant at the Mortgaged Property,
                                                      is permitted to, and does, self insure.
-----------------  ---------------------------------  --------------------------------------------------------
       224         Autrans USA                        On the origination date, the mortgagee accepted
                                                      comprehensive commercial general liability insurance
                                                      that provides for a deductible of $500.
-----------------  ---------------------------------  --------------------------------------------------------
       161         All Storage Kelly Old Mill         Mortgagor may maintain all-risk insurance with a
                                                      deductible that does not exceed $50,000, so long as it
                                                      is consistent with the custom and practice in the
                                                      retail industry in the Dallas-Fort Worth Metroplex.
                                                      However, the guarantor is responsible for deductibles
                                                      in excess of $10,000.
-----------------  ---------------------------------  --------------------------------------------------------
       158         All Storage Trinity Precinct       Mortgagor may maintain all-risk insurance with a
                                                      deductible that does not exceed $50,000, so long as it
                                                      is consistent with the custom and practice in the
                                                      retail industry in the Dallas-Fort Worth Metroplex.
                                                      However, the guarantor is responsible for deductibles
                                                      in excess of $10,000.
-----------------  ---------------------------------  --------------------------------------------------------
       188         South Loop Shopping Center         Mortgagor may maintain all-risk insurance with a
                                                      deductible that does not exceed $50,000, so long as it
                                                      is consistent with the custom and practice in the
                                                      retail industry in the Dallas-Fort Worth Metroplex.
                                                      However, the guarantor is responsible for deductibles
                                                      in excess of $10,000.
-----------------  ---------------------------------  --------------------------------------------------------
       235         Office Max-Mesa, AZ                So long as Office Max, the sole tenant at the Mortgaged
                                                      Property, has a credit rating of "B+" by S&P, it is
                                                      permitted to, and does, self insure for deductibles up
                                                      to $1,000,000 for all-risk and comprehensive commercial
                                                      general liability insurance. However, the guarantor is
                                                      responsible for these deductibles. Additionally, if the
                                                      credit rating drops below "B+" by S&P, the Mortgagor
                                                      has agreed to retain an insurance policy covering these
                                                      deductibles.
-----------------  ---------------------------------  --------------------------------------------------------
        89         Pleasant Valley Plaza              Mortgagor may maintain comprehensive commercial general
                                                      liability insurance with a deductible that does not
                                                      exceed $1,000.
-----------------  ---------------------------------  --------------------------------------------------------
        21         Crossroads Center                  Various tenants at the Mortgaged Property are permitted
                                                      to self insure. Additionally, if the tenants self
                                                      insure, they are permitted to carry insurance (i)
                                                      through carriers that have claims paying ability
                                                      ratings below what is required by the representations
                                                      and warranties and (ii) with lesser coverages than what
                                                      is required by the representations and warranties.
-----------------  ---------------------------------  --------------------------------------------------------
        5          Cabot Industrial Portfolio V       Mortgagor may maintain all-risk insurance with a
                                                      deductible that does not exceed $50,000.

                                                      The Mortgagor is required to carry Insurance Policies
                                                      having a claims paying ability rating of "A" or better
                                                      (and the equivalent thereof); provided, however, that
                                                      (i) the first layer of coverage under such insurance
                                                      will be provided by carriers with a minimum financial
                                                      strength rating by S&P of "A" or better; (ii) 60% (75%
                                                      if there are four or fewer members in the syndicate) of
                                                      the aggregate limits under such Insurance Policies must
                                                      be provided by carriers with a minimum financial
                                                      strength rating from S&P of "A" or better and (iii) a
                                                      financial strength rating from S&P of at least "BBB".
-----------------  ---------------------------------  --------------------------------------------------------
        2          River City Marketplace             Mortgagor may maintain all-risk insurance with a
                                                      deductible that does not exceed $50,000. Additionally,
                                                      the Mortgage Loan documents provide for a windstorm
                                                      deductible of 10% of the insured value of the Mortgaged
                                                      Property.
-----------------  ---------------------------------  --------------------------------------------------------
       202         Brighton Court Apartments          Mortgagor may maintain comprehensive commercial general
                                                      liability insurance with a deductible that does not
                                                      exceed $5,000.
-----------------  ---------------------------------  --------------------------------------------------------
       137         Hampton Inn Juno Beach             The Mortgage Loan documents provide for a windstorm
                                                      deductible of $120,000.
-----------------  ---------------------------------  --------------------------------------------------------
        30         Park Terrace                       Mortgagor may maintain comprehensive commercial general
                                                      liability insurance with a deductible that does not
                                                      exceed $1,000.
-----------------  ---------------------------------  --------------------------------------------------------
        37         Del Prado Anaheim                  Mortgagor may maintain comprehensive commercial general
                                                      liability insurance with a deductible that does not
                                                      exceed $1,000.
-----------------  ---------------------------------  --------------------------------------------------------
        51         River City Plaza Shopping Center   Chili's, a tenant at the Mortgaged Property, is
                                                      permitted to self insure.
-----------------  ---------------------------------  --------------------------------------------------------
                   All Loans                          Although the Mortgage Loan Documents require
                                                      comprehensive general liability insurance consistent
                                                      with this representation and warranty, as of the date
                                                      hereof, the mortgagee has not received evidence of the
                                                      endorsement necessary to include it as an additional
                                                      insured. At closing, the mortgagee accepted evidence of
                                                      comprehensive commercial general liability insurance
                                                      and its inclusion as an additional insured on
                                                      standard Accord form 25 or other similar forms.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(24)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       144         Fairfield Inn LN                   The Pennsylvania Department of Transportation has
                                                      notified the Mortgagor that it may condemn a portion of
                                                      the parking area of the Mortgaged Property in
                                                      connection with improvements to the adjoining roadway.
-----------------  ---------------------------------  --------------------------------------------------------
        94         Country Inn & Best Western         The North Carolina Department of Transportation has
                                                      indicated that it may condemn a portion of the
                                                      Mortgaged Property in connection with improvements to
                                                      the adjoining roadway.
-----------------  ---------------------------------  --------------------------------------------------------
       197         Holiday Inn-Weirton                The West Virginia Department of Transportation has
                                                      initiated a condemnation proceeding to condemn a
                                                      portion of the Mortgaged Property in connection with
                                                      improvements to an adjoining roadway.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(27)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       109         Village Greens of Annapolis        This loan is secured by an IDOT. The indemnity
                                                      guarantor and not the Mortgagor, is required to provide
                                                      financial information to the mortgagee.
-----------------  ---------------------------------  --------------------------------------------------------
       211         9 Park Center Court                This loan is secured by an IDOT. The indemnity
                                                      guarantor and not the Mortgagor, is required to provide
                                                      financial information to the mortgagee.
-----------------  ---------------------------------  --------------------------------------------------------
        99         Corinthian Colleges                The Mortgagor is not required to provide the mortgagee
                                                      with annual operating statements and financial
                                                      statements; however, the Mortgagor is required to
                                                      provide the mortgagee with quarterly and year-to-date
                                                      operating statements.
-----------------  ---------------------------------  --------------------------------------------------------
       101         Coral Hills Shopping Center        This loan is secured by an IDOT. The indemnity
                                                      guarantor and not the Mortgagor, is required to provide
                                                      financial information to the mortgagee.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(30)



-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        22         Royal Oaks Plaza                   Although the Mortgagor is otherwise a special purpose
                                                      entity, it is permitted to own 1,000 vending machines.
-----------------  ---------------------------------  --------------------------------------------------------
        37         Del Prado Anaheim                  Although the Mortgagor is otherwise a special purpose
                                                      entity, it is permitted to own mobile homes and the
                                                      commercial paper that would secure the mobile homes in
                                                      the event of their sale.
-----------------  ---------------------------------  --------------------------------------------------------
        30         Park Terrace                       Although the Mortgagor is otherwise a special purpose
                                                      entity, it is permitted to own mobile homes and the
                                                      commercial paper that would secure the mobile homes in
                                                      the event of their sale.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(32)



-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        3          Sabre Headquarters                 Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
        39         Airport Industrial Center          Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.

                                                      Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        16         AmeriCold Portfolio                Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
        38         Hampton Inn Coconut Grove          Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       179         Hollywood Estates                  Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       126         Kingsway Estates                   Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        1          599 Lexington Avenue               Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
       225         Redwood                            Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       154         Pleasant Ridge                     Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        86         Farmington Estates                 Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       135         Maple Grove Estates                Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        88         Neways Office Building             Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
        59         Invesco Portfolio                  Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
       109         Village Greens of Annapolis        The Mortgage Loan documents allow the Mortgage Loan to
                                                      be subordinated to a construction loan to a tenant to
                                                      construct leasehold improvements on an outparcel.
-----------------  ---------------------------------  --------------------------------------------------------
       168         2150/2250 Butterfield              Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       117         AT&T Beaumont Call Centre          Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
        15         Lincoln Place Shopping Center      Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
        93         Greenbriar Hills Apartments        Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        61         Chowder Bay Apartments             The direct owner of 100% of the Mortgagor has pledged
                                                      its ownership interests in the Mortgagor to secure a
                                                      mezzanine loan held by Arbor Realty SR, Inc. If such
                                                      entity defaults on the mezzanine loan, the interests in
                                                      such direct owner will be transferred to such mezzanine
                                                      lender.
-----------------  ---------------------------------  --------------------------------------------------------
       211         9 Park Center Court                Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
       226         3145 Rochambeau Avenue             Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
        64         Park Place Apartments              Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        99         Corinthian Colleges                Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
       180         Colonial Estates                   Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        74         Town & Country                     Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       194         Sunny Acres Estates                Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       163         Valley Oaks                        Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       114         Pleasant Valley                    Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       125         Edgebrook                          Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       145         Shoreline Terrace                  Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       124         Midway Estates                     Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        60         Shady Oaks                         Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       161         All Storage Kelly Old Mill         Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.

                                                      Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       158         All Storage Trinity Precinct       Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.

                                                      Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
       188         South Loop Shopping Center         Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.

                                                      Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        10         Temple U Health System             Subject to the satisfaction of certain conditions,
                   Headquarters                       transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
        89         Pleasant Valley Plaza              Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.

                                                      Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        82         4600 Powder Mill Road              Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        95         Smithfield Plaza                   Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
       101         Coral Hills Shopping Center        Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        5          Cabot Industrial Portfolio V       Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.

                                                      Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        2          River City Marketplace             Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
        9          Doubletree Guest Suites            Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.

                                                      The direct owner of 100% of the Mortgagor has pledged
                                                      its ownership interests in the Mortgagor to secure a
                                                      mezzanine loan held by Allied Capital Corporation. If
                                                      such entity defaults on the mezzanine loan, the
                                                      interests in such direct owner will be transferred to
                                                      such mezzanine lender.
-----------------  ---------------------------------  --------------------------------------------------------
       216         Gold's Gym-Greenville              Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        30         Park Terrace                       Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
        37         Del Prado Anaheim                  Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
        51         River City Plaza Shopping Center   Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------
        70         Osprey Portfolio-Michigan          Subject to the satisfaction of certain conditions,
                                                      transfers to affiliates and other entities or
                                                      individuals are permitted pursuant to the Mortgage Loan
                                                      documents.
-----------------  ---------------------------------  --------------------------------------------------------
       162         University Park Apartments Purdue  Subject to the satisfaction of certain criteria, the
                                                      Mortgage Loan documents allow members of the Mortgagor
                                                      the right to pledge their interests in the Mortgagor to
                                                      secure a mezzanine loan pursuant to the security
                                                      instrument.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(33)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        16         AmeriCold Portfolio                The Mortgaged Property secures the Mortgage Loan
                                                      (consisting of a Fixed Rate A-2-C Note), a Fixed Rate
                                                      A-1-A Note, a Fixed Rate A-1-B Note, a Fixed Rate A-2-A
                                                      Note and a Fixed Rate A-2-B Note (each of which is pari
                                                      passu with the Mortgage Loan and is not included in the
                                                      trust fund).
-----------------  ---------------------------------  --------------------------------------------------------
        1          599 Lexington Avenue               The Mortgaged Property secures the Mortgage Loan
                                                      (consisting of a Fixed Rate A-2 Note), a Fixed Rate A-1
                                                      Note, a Fixed Rate A-3 Note, and a Fixed Rate A-4 Note
                                                      (each of which is pari passu with the Mortgage Loan and
                                                      is not included in the trust fund).
-----------------  ---------------------------------  --------------------------------------------------------
        96         Holiday Inn Express - Temecula     The Mortgaged Property secures the Mortgage Loan and a
                                                      B-Note held by CBA-Mezzanine Capital Finance, LLC.
-----------------  ---------------------------------  --------------------------------------------------------
       123         Veteran's Parkway                  The Mortgaged Property secures the Mortgage Loan and a
                                                      B-Note held by CBA-Mezzanine Capital Finance, LLC.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(35)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        16         AmeriCold Portfolio                Each AmeriCold Portfolio property may be released from
                                                      the lien of the Mortgage upon defeasance of an amount
                                                      equal to between 105% and 115% of the allocated loan
                                                      amount.

                                                      The Mortgagor may obtain a release of an individual
                                                      Mortgaged Property by substituting its interest in
                                                      other properties as collateral during the term of the
                                                      Mortgage Loan, subject to certain conditions as set
                                                      forth in the related Mortgage Loan documents.
-----------------  ---------------------------------  --------------------------------------------------------
       168         2150/2250 Butterfield              The 2250 building of the 2150/2250 Butterfield property
                                                      may be released from the lien of the Mortgage upon
                                                      defeasance of an amount equal to 110% of the allocated
                                                      loan amount.
-----------------  ---------------------------------  --------------------------------------------------------
       224         Autrans USA                        The Autrans USA Mortgage Loan and Promax Logistics
                                                      Mortgage Loan are cross-collateralized. The Autrans USA
                                                      property may be released from the cross
                                                      collateralization provisions of the Mortgage Loan
                                                      documents upon escrowing $302,100.
-----------------  ---------------------------------  --------------------------------------------------------
        5          Cabot Industrial Portfolio V       Each Cabot Industrial Portfolio V property may be
                                                      released from the lien of the Mortgage upon defeasance
                                                      of an amount equal to 115% of the allocated loan amount.

                                                      The Mortgagor may obtain a release of an individual
                                                      Mortgaged Property by substituting its interest in
                                                      other properties as collateral during the term of the
                                                      Mortgage Loan, subject to certain conditions as set
                                                      forth in the related Mortgage Loan documents.
-----------------  ---------------------------------  --------------------------------------------------------
        70         Osprey Portfolio-Michigan          Each Osprey Portfolio-Michigan property may be released
                                                      from the lien of the Mortgage upon defeasance of an
                                                      amount equal to 110% of the allocated loan amount.

                                                      The Mortgagor may obtain a release of an individual
                                                      Mortgaged Property by substituting its interest in
                                                      other properties as collateral during the term of the
                                                      Mortgage Loan, subject to certain conditions as set
                                                      forth in the related Mortgage Loan documents.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(36)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       109         Village Greens of Annapolis        Because the Mortgage Loan is structured for tax
                                                      purposes as an IDOT, the indemnity guarantor of the
                                                      IDOT owns the related Mortgaged Property instead of the
                                                      related Mortgagor.
-----------------  ---------------------------------  --------------------------------------------------------
       211         9 Park Center Court                Because the Mortgage Loan is structured for tax
                                                      purposes as an IDOT, the indemnity guarantor of the
                                                      IDOT owns the related Mortgaged Property instead of the
                                                      related Mortgagor.
-----------------  ---------------------------------  --------------------------------------------------------
       101         Coral Hills Shopping Center        Because the Mortgage Loan is structured for tax
                                                      purposes as an IDOT, the indemnity guarantor of the
                                                      IDOT owns the related Mortgaged Property instead of the
                                                      related Mortgagor.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(37)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        16         AmeriCold Portfolio                The various Mortgaged Properties are legally
                                                      nonconforming due to parking deficiencies of 631
                                                      spaces. There are 77 existing parking spaces at the
                                                      various Mortgaged Properties.
-----------------  ---------------------------------  --------------------------------------------------------
       232         Hampton Inn Dry Ridge              The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 5 spaces. There are 62 existing
                                                      parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
        88         Neways Office Building             The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 15 spaces. There are 267
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       183         Carriage Court Apartments          The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 88 spaces. There are 239
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       227         Trinidad Plaza                     The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 175 spaces. There are 111
                                                      existing parking spaces at the Mortgaged Property.
                                                      Based on the survey prepared by Rubino Surveying on
                                                      January 23, 2007, and revised on January 30, 2007, the
                                                      Mortgaged Property could be restriped to add 144
                                                      parking spaces.
-----------------  ---------------------------------  --------------------------------------------------------
        52         Lenox Plaza Shopping Center        The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 45 spaces. There are 200
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       198         The Examiner Building              The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 53 spaces. There are 32
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       205         Beyerwood Apartments               The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 39 spaces. There are 61
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
        93         Greenbriar Hills Apartments        The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 10 spaces. There are 397
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       162         University Park Apartments Purdue  The Mortgaged Property is legally nonconforming due to a parking deficiency of 210 spaces. There are no
                                                      existing striped parking spaces at the Mortgaged
                                                      Property; however, the mortgagee believes that based on
                                                      the survey and zoning report, there is sufficient space
                                                      to stripe 210 spaces.
-----------------  ---------------------------------  --------------------------------------------------------
        7          St. Julien Hotel & Spa             The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 6 spaces. There are 650
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       226         3145 Rochambeau Avenue             The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 23 spaces. There are no
                                                      existing striped parking spaces at the Mortgaged
                                                      Property.
-----------------  ---------------------------------  --------------------------------------------------------
        64         Park Place Apartments              The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 75 spaces. There are 161
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       184         Redners Market-Reading, PA         The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 4 spaces. There are 233
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       195         Timber Ridge Apartments            The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 28 spaces. There are 335
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       172         Promax Logistics                   The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 177 spaces. There are 32
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       224         Autrans USA                        The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 106 spaces. There are 81
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       140         430/487 Market Street              The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 22 spaces. There are 94
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
        24         Zidan-Springhill and Walnut Creek  The various Mortgaged Properties are legally nonconforming due to parking deficiencies of 36 spaces.
                                                      There are 564 existing parking spaces at the various
                                                      Mortgaged Properties.
-----------------  ---------------------------------  --------------------------------------------------------
       114         Pleasant Valley                    The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 160 spaces. There are 4
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       123         Veteran's Parkway                  The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 35 spaces. There are 125
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
        5          Cabot Industrial Portfolio V       The various Mortgaged Properties are legally
                                                      nonconforming due to parking deficiencies of 296
                                                      spaces. There are 965 existing parking spaces at the
                                                      various Mortgaged Properties.
-----------------  ---------------------------------  --------------------------------------------------------
       206         Countryside Portfolio              The various Mortgaged Properties are legally
                                                      nonconforming due to parking deficiencies of 598
                                                      spaces. There are no existing striped parking spaces at
                                                      the Mortgaged Properties.
-----------------  ---------------------------------  --------------------------------------------------------
       210         109 Highland Ave                   The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 120 spaces. There are no
                                                      existing striped parking spaces at the Mortgaged
                                                      Property.
-----------------  ---------------------------------  --------------------------------------------------------
       202         Brighton Court Apartments          The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 52 spaces. There are 194
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       137         Hampton Inn Juno Beach             The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 8 spaces. There are 88 existing
                                                      parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
       197         Holiday Inn-Weirton                The Mortgaged Property is legally nonconforming due to
                                                      a parking deficiency of 30 spaces. There are 221
                                                      existing parking spaces at the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
        70         Osprey Portfolio-Michigan          The various Mortgaged Properties are legally
                                                      nonconforming due to parking deficiencies of 229
                                                      spaces. There are 414 existing parking spaces at the
                                                      various Mortgaged Properties.
-----------------  ---------------------------------  --------------------------------------------------------
       128         Brookmeadow                        The Mortgaged Property is nonconforming due to a
                                                      setback violation. Additionally, law and ordinance
                                                      coverage is not in place. In lieu of law and ordinance
                                                      coverage, the Mortgage Loan is recourse to the extent
                                                      of losses incurred due to the failure of the Mortgaged
                                                      Property to comply with applicable zoning requirements.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(41)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
       194         Sunny Acres Estates                The Mortgaged Property is serviced by private water
                                                      wells. However, in addition to the standard recourse
                                                      carveouts, the Mortgage Loan is recourse to the extent
                                                      there are any losses due to the lack of public water
                                                      service to the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------
        60         Shady Oaks                         The Mortgaged Property is serviced by private water
                                                      wells. However, in addition to the standard recourse
                                                      carveouts, the Mortgage Loan is recourse to the extent
                                                      there are any losses due to the lack of public water
                                                      service to the Mortgaged Property.
-----------------  ---------------------------------  --------------------------------------------------------


Representation #(42)


-----------------  ---------------------------------  --------------------------------------------------------
   Loan Number                 Loan Name                              Description of Exception
-----------------  ---------------------------------  --------------------------------------------------------
        39         Airport Industrial Center          Terrorism insurance premiums are capped at $25,000 per
                                                      year, subject to annual increases based on the Consumer
                                                      Price Index.
-----------------  ---------------------------------  --------------------------------------------------------
        3          Sabre Headquarters                 Terrorism insurance premiums are capped at $125,000 per
                                                      year, subject to annual increases based on the Consumer
                                                      Price Index.
-----------------  ---------------------------------  --------------------------------------------------------
        7          St. Julien Hotel & Spa             Terrorism insurance premiums are capped at $100,000 per
                                                      year.
-----------------  ---------------------------------  --------------------------------------------------------
       183         Carriage Court Apartments          Terrorism premiums are capped at 200% of the amount of
                                                      the premium paid by the Mortgagor in the first year
                                                      terrorism coverage was obtained.
-----------------  ---------------------------------  --------------------------------------------------------
       206         Countryside Portfolio              Terrorism premiums are capped at 200% of the amount of
                                                      the premium paid by the Mortgagor in the first year
                                                      terrorism coverage was obtained.
-----------------  ---------------------------------  --------------------------------------------------------
       236         Country Club Terrace MHC           Terrorism premiums are capped at 200% of the amount of
                                                      the premium paid by the Mortgagor in the first year
                                                      terrorism coverage was obtained.
-----------------  ---------------------------------  --------------------------------------------------------
       146         Brookwood MHC                      Terrorism premiums are capped at 200% of the amount of
                                                      the premium paid by the Mortgagor in the first year
                                                      terrorism coverage was obtained.
-----------------  ---------------------------------  --------------------------------------------------------
       187         North Creek MHC                    Terrorism premiums are capped at 200% of the amount of
                                                      the premium paid by the Mortgagor in the first year
                                                      terrorism coverage was obtained.
-----------------  ---------------------------------  --------------------------------------------------------
       231         Riviera Heights MHC                Terrorism premiums are capped at 200% of the amount of
                                                      the premium paid by the Mortgagor in the first year
                                                      terrorism coverage was obtained.
-----------------  ---------------------------------  --------------------------------------------------------
        22         Royal Oaks Plaza                   Terrorism insurance premiums are capped at $35,000 per
                                                      year, subject to annual increases based on the Consumer
                                                      Price Index.
-----------------  ---------------------------------  --------------------------------------------------------
       161         All Storage Kelly Old Mill         Terrorism insurance premiums are capped at $10,000 per
                                                      year.
-----------------  ---------------------------------  --------------------------------------------------------
       158         All Storage Trinity Precinct       Terrorism insurance premiums are capped at $10,000 per
                                                      year.
-----------------  ---------------------------------  --------------------------------------------------------
       188         South Loop Shopping Center         Terrorism insurance premiums are capped at $10,000 per
                                                      year.
-----------------  ---------------------------------  --------------------------------------------------------
        5          Cabot Industrial Portfolio V       Terrorism insurance premiums are capped at $150,000 per
                                                      year.
-----------------  ---------------------------------  --------------------------------------------------------
        2          River City Marketplace             Terrorism insurance premiums are capped at $230,335 per
                                                      year.
-----------------  ---------------------------------  --------------------------------------------------------
        40         Las Palmas Shopping Center         Terrorism premiums are capped at an annual amount equal
                                                      to 200% of the cost to purchase a stand alone terrorism
                                                      policy.
-----------------  ---------------------------------  --------------------------------------------------------
        63         Water's Edge Apartments            Terrorism insurance premiums are capped at $12,500 per
                                                      year.
-----------------  ---------------------------------  --------------------------------------------------------
        51         River City Plaza Shopping Center   Terrorism insurance premiums are capped at $23,000 per
                                                      year. Additionally, Chili's, a tenant at the Mortgaged
                                                      Property, is not required to, and does not maintain,
                                                      terrorism coverage.
-----------------  ---------------------------------  --------------------------------------------------------
        30         Park Terrace                       Terrorism insurance premiums are capped at 200% of the
                                                      cost of all-risk insurance.
-----------------  ---------------------------------  --------------------------------------------------------
        37         Del Prado Anaheim                  Terrorism insurance premiums are capped at 200% of the
                                                      cost of all-risk insurance.
-----------------  ---------------------------------  --------------------------------------------------------
        70         Osprey Portfolio-Michigan          Terrorism insurance premiums are capped at $30,000 per
                                                      year.
-----------------  ---------------------------------  --------------------------------------------------------
        21         Crossroads Center                  Various tenants at the Mortgaged Property are permitted
                                                      to self insure; however, if the tenants self insure,
                                                      they are not required to maintain terrorism coverage.
-----------------  ---------------------------------  --------------------------------------------------------
        1          599 Lexington Avenue               Terrorism insurance premiums are capped at $825,000 per
                                                      year, subject to annual increases based on the Consumer
                                                      Price Index.
-----------------  ---------------------------------  --------------------------------------------------------
        16         AmeriCold Portfolio                Terrorism insurance premiums are capped at $250,000 per
                                                      year.
-----------------  ---------------------------------  --------------------------------------------------------

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

               I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, National Association, a national banking association (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of June 14, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated March 9, 2007, as supplemented by the Prospectus Supplement, dated June 5, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates, the Private Placement Memorandum, dated June 5, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 5, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.


               Capitalized terms used herein without definition have the meanings given them in the Agreement.

               IN WITNESS WHEREOF, I have signed my name this 14th day of June 2007.

                                               By:_____________________________
                                                   Name:
                                                   Title: